SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
CORVEL CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 30, 2006
Dear CorVel Stockholder:
We are pleased to invite you to our 2006 Annual Meeting, which will be held at CorVel’s principal executive offices at 2010 Main Street, Suite 600, Irvine, California 92614, on Thursday, August 3, 2006, at 1:00 p.m. Pacific Daylight Time. Voting on election of directors and other matters is also scheduled. The items to be voted on at the 2006 Annual Meeting are addressed in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.
Your vote is important. Whether or not you plan to attend the 2006 Annual Meeting, please complete and mail the enclosed proxy card to ensure that your shares will be represented at the 2006 Annual Meeting. A postage pre-paid envelope has been provided for your convenience.
We look forward to seeing you at our 2006 Annual Meeting.

Sincerely,

V. Gordon Clemons,
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL ONE
PROPOSAL TWO
PROPOSAL THREE
PROPOSAL FOUR
OTHER MATTERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT*
COMPENSATION COMMITTEE REPORT*
COMPENSATION COMMITTEE
STOCK PERFORMANCE GRAPH*
CERTAIN TRANSACTIONS
ANNUAL REPORT ON FORM 10-K AND STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING
COSTS OF SOLICITATION

CorVel Corporation
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 3, 2006
To the Stockholders of CorVel Corporation:
Notice is hereby given that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of CorVel Corporation, a Delaware corporation (the “Company”), will be held at the Company’s principal executive offices, at 2010 Main Street, Suite 600, Irvine, California 92614, on Thursday, August 3, 2006, at 1:00 p.m. Pacific Daylight Time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:
1.	To elect five directors, each to serve until the 2007 annual meeting of stockholders or until his or her successor has been duly elected and qualified;

2.	To approve a series of amendments to, and restatement of, the bylaws of the Company to, among other things, increase the number of directors which shall constitute the whole Board of Directors from five directors to seven directors;

3.	To approve a series of amendments to, and a restatement of, the Company’s Restated 1988 Executive Stock Option Plan (the “Option Plan”) that will effect the following changes: (i) extend the termination date of the Option Plan by ten years from June 30, 2006 to June 30, 2016, (ii) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan by [___] shares to an aggregate of [___] shares, (iii) rename the Option Plan as the “CorVel Corporation Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan)” and (iv) effect various other improvements to the Option Plan;

4.	To ratify the appointment of Grant Thornton LLP as independent auditors of the Company for the fiscal year ending March 31, 2007; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Only stockholders of record at the close of business on June 16, 2006 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company and at the Annual Meeting.
You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you can be sure your shares are represented at the Annual Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the enclosed, self-addressed, postage pre-paid envelope provided for your convenience, or submitting your proxy by Internet (if your shares are registered in the name of a bank or brokerage firm and you are eligible to vote your shares in such a manner). Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to assure that all your shares will be voted.
The holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote must be present in person or represented by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Please return your proxy card in order to ensure that a quorum is obtained and to avoid the additional cost to the Company of adjourning the Annual Meeting until a later time and re-soliciting proxies.
YOUR VOTE IS IMPORTANT. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY.
By order of the Board of Directors,
/s/ RICHARD J. SCHWEPPE
RICHARD J. SCHWEPPE
Secretary
Irvine, California
June 30, 2006

CorVel Corporation
PROXY STATEMENT
Proxies are being solicited on behalf of the Company’s Board of Directors (the “Board”) for use at the 2006 Annual Meeting of stockholders, which will be held at the Company’s principal executive offices located at 2010 Main Street, Suite 600, Irvine, California 92614, on Thursday, August 3, 2006, at 1:00 p.m. Pacific Daylight Time, and at any adjournment or postponement thereof (the “Annual Meeting”). Stockholders of record at the close of business on June 16, 2006 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement of that meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company and at the Annual Meeting.
On June 16, 2006, the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were [___] shares of Common Stock of the Company outstanding and approximately [___] holders of record according to information provided by the Company’s transfer agent. No shares of the Company’s preferred stock were outstanding as of June 16, 2006. Each stockholder is entitled to one vote on all matters brought before the Annual Meeting for each share of Common Stock of the Company held by such stockholder on the Record Date. Stockholders may not cumulate votes in the election of directors.
The presence at the Annual Meeting, either in person or by proxy, of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote will constitute a quorum for the transaction of business. In the election of directors under Proposal One, the five nominees receiving the highest number of affirmative votes shall be elected. The affirmative vote of the holders of Common Stock of the Company representing 66 2/3% of the outstanding shares of the Company is required for approval of Proposal Two. The affirmative vote of the holders of Common Stock of the Company representing a majority of the voting power present or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required for approval of Proposal Three and is being sought for approval of Proposal Four.
All votes will be tabulated by the Company’s inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power). Abstentions and broker non-votes are counted as present for purposes of determining whether a quorum exists for the transaction of business at the Annual Meeting. With regard to Proposal One, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the election of directors. With regard to Proposals Two, Three and Four, abstentions will be counted towards the tabulations of votes cast on such proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposals have been approved and will not have the effect of negative votes.
If the enclosed proxy card is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy card does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors in Proposal One unless the authority to vote for the election of such directors is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals Two and Three and FOR the ratification of Proposal Four described in the accompanying Notice and this Proxy Statement. In their discretion, the proxies named on the proxy card will be authorized to vote upon any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. A proxy may be revoked or changed at or prior to the Annual Meeting by delivery of a written revocation or by presentation of another properly signed proxy card with a later date to the Secretary of the Company at the Company’s principal executive offices at 2010 Main Street, Suite 600, Irvine, California 92614, or by attendance at the Annual Meeting and voting in person by ballot.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically through the Internet. A large number of banks and brokerage firms provide eligible stockholders, who receive a paper copy of the Annual Report and Proxy Statement, the opportunity to vote in this manner. If your bank or brokerage firm allows for this, your voting form will provide instructions for such alternative method of voting. If your voting form does not reference Internet information, please complete and return the paper proxy card in the envelope provided.
This Proxy Statement, the accompanying Notice, the enclosed proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2006, were mailed on or about June 30, 2006, to stockholders of record on the Record Date.
The principal executive offices of the Company are located at 2010 Main Street, Suite 600, Irvine, California 92614. The Company’s telephone number is (949) 851-1473.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL ONE
ELECTION OF DIRECTORS
Five individuals have been nominated to serve as directors of the Company. The Company’s stockholders are being asked to elect these nominees to the Board at the Annual Meeting. The Company’s Nomination and Governance Committee selected and recommended, and the Board, including its independent directors, approved the nomination of, each of the five individuals listed below for election to serve for a one-year term ending on the date of the Company’s next annual meeting of stockholders or until his successor has been duly elected and qualified. The term may be shorter if such individual resigns, becomes disqualified or disabled, or is otherwise removed.
Unless otherwise instructed or unless the proxy is marked “withheld,” the proxy holders will vote the proxies received by them FOR the election of each of the nominees named below. Each such nominee is currently serving as a director and has indicated his willingness to continue to serve as a director if elected. In the event that any such nominee becomes unable or declines to serve at the time of the Annual Meeting, the proxy holders will exercise discretionary authority to vote for a substitute person selected and recommended by the Company’s Nomination and Governance Committee and nominated by the Board.
Director Nominees for Term Ending Upon the 2007 Annual Meeting of Stockholders
The names and certain information, as of May 31, 2006, about the nominees for director are set forth below:

Name	Age	Position
V. Gordon Clemons	62	Chairman of the Board and Chief Executive Officer
Steven J. Hamerslag (1) (2) (3)	49	Director
Alan R. Hoops (1) (2)	58	Director
R. Judd Jessup (1)	58	Director
Jeffrey J. Michael (2) (3)	49	Director

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nomination and Governance Committee.
Mr. Clemons has served as Chief Executive Officer of the Company since January 1988 and Chairman of the Board since April 1991. He served as President of the Company from January 1988 until May 26, 2006. Mr. Clemons was President of Caremark, Inc., the then-largest home intravenous therapy company in the United States, from May 1985 to September 1987, at which time Caremark was purchased by Baxter International, Inc. From 1981 to 1985, Mr. Clemons was President of INTRACORP, a medical management company and subsidiary of CIGNA Corporation. Mr. Clemons has 29 years of experience in the healthcare and insurance industries.
Mr. Hamerslag has served as a director of the Company since May 1991. Mr. Hamerslag has been Managing Partner of TVC Ventures and Managing Director of Titan Investment Partners, both venture capital firms, respectively, since November 2002. Mr. Hamerslag served as the President and Chief Executive Officer of J2Global Communications, a publicly traded unified communication services company, from June 1999 until January 2001. Mr. Hamerslag served as the CEO of publicly held MTI Technology Corporation, a manufacturer of enterprise storage solutions, from 1987 to 1996.
Mr. Hoops has served as a director of the Company since May 2003. Mr. Hoops has been Chairman of the Board and Chief Executive Officer of CareMore California Health Plan, a health maintenance organization, since March 2006. From 2000 to March 2006, Mr. Hoops was Chairman of Benu, Inc., a regional benefits administration/marketing company, and Chairman of Enwisen, Inc., a human resources services software company from 2001 to March 2006. Mr. Hoops was Chief Executive Officer and a Director from 1993 to 2000, of Pacificare Health Systems, Inc., a national health consumer services company. Mr. Hoops has 33 years of experience in the healthcare and managed care industries.
Mr. Jessup has served as a director of the Company since August 1997. Mr. Jessup was Chief Executive Officer of U.S. LABS, a national laboratory which provides cancer diagnostic and genetic testing services, from 2002 to 2005. Mr. Jessup was President of the HMO Division of FHP International Corporation, a diversified health care services company, from 1994 to 1996. From 1987 to 1994, Mr. Jessup was President of TakeCare, Inc., a publicly traded HMO operating in California, Colorado, Illinois and Ohio, until it was acquired by FHP. Mr. Jessup has 31 years of experience in the healthcare and managed care industries. Mr. Jessup has been a director of Accent Care since October 2005, a director of Xifan, Inc., a laboratory billing systems company, since January 2006, and a director of NovaMed Eyecare Services, Inc. since August 1998.

Mr. Michael has served as a director of the Company since September 1990. Mr. Michael has been the President, Chief Executive Officer and a Director of Corstar Holdings, Inc., one of the Company’s significant stockholders and a holding company owning businesses engaged in voice and data connectivity and networking products and services, since March 1996.
There are no family relationships among any of the Company’s directors or executive officers.
Corporate Governance, Board Composition and Board Committees
Independent Directors
The Board has determined that each of the Company’s current directors other than Mr. Clemons qualifies as an independent director in accordance with the published listing requirements of the Nasdaq Stock Market (“Nasdaq”). The Nasdaq independence definition includes a series of objective tests, such as that the director is not also one of the Company’s employees and has not engaged in various types of business dealings with the Company. In addition, as further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Company’s directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management.
Board Structure and Committees
The Board has established an audit committee, a compensation committee and a nomination and governance committee. The Board and its committees set schedules to meet throughout the year, and also can hold special meetings and act by written consent from time to time as appropriate. The independent directors of the Board also hold separate regularly scheduled executive session meetings at least twice a year at which only independent directors are present. The Board has delegated various responsibilities and authority to its committees as generally described below. The committees regularly report on their activities and actions to the full Board. Each member of each committee of the Board qualifies as an independent director in accordance with the Nasdaq standards described above. Each committee of the Board has a written charter approved by the Board. A copy of each charter is posted on the Company’s web site at http://www.corvel.com under the Investor Relations section. The inclusion of the Company’s web site address in this Proxy Statement does not include or incorporate by reference the information on the Company’s web site into this Proxy Statement or the Company’s Annual Report on Form 10-K. In addition, a copy of the charter of the audit committee is included as Appendix A to the Company’s definitive proxy statement for the 2004 annual meeting of stockholders filed with the Securities and Exchange Commission (“SEC”) on July 7, 2004.
Audit Committee
The audit committee of the Board reviews and monitors the Company’s corporate financial statements and reporting and the Company’s internal and external audits, including, among other things, the Company’s internal controls and audit functions, the results and scope of the annual audit and other services provided by the Company’s independent auditors and the Company’s compliance with legal matters that have a significant impact on the Company’s financial statements. The Company’s audit committee also consults with the Company’s management and the Company’s independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company’s financial affairs.
The Company’s audit committee has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. In addition, the Company’s audit committee is directly responsible for the appointment, retention, compensation and oversight of the work of the Company’s independent auditors, including approving services and fee arrangements. All related party transactions are approved by the Company’s audit committee before the Company enters into them. The current members of the Company’s audit committee are Messrs. Hamerslag, Hoops and Jessup. The audit committee held five meetings during fiscal 2006.
In addition to qualifying as independent under the Nasdaq rules described above, each member of the Company’s audit committee can read and has an understanding of fundamental financial statements, and each member currently qualifies as independent under special standards established by the SEC for members of audit committees. The Company’s audit committee includes at least one member who has been determined by the Board to meet the qualifications of an audit committee financial expert in accordance with SEC rules. Mr. Hamerslag is the independent director who has been determined to be an audit committee financial expert. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Hamerslag’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Mr. Hamerslag any duties, obligations or liability that are greater than are generally imposed on him as a member of the Company’s audit committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Company’s audit committee or Board.
Compensation Committee
The compensation committee of the Board reviews and approves the Company’s general compensation policies and all forms of compensation to be provided to the Company’s executive officers and directors, including, among other things, annual salaries, bonuses, and stock option and other incentive compensation arrangements. In addition, the Company’s compensation committee administers the CorVel Corporation 1991 Employee Stock Purchase Plan and the CorVel Corporation Restated 1988 Executive Stock Option Plan, as shall be amended and restated if Proposal Three is approved (the “Option Plan”), including reviewing and granting stock options. The Company’s compensation committee also reviews and approves various other of the Company’s compensation policies and matters. The current members of the Company’s compensation committee are Messrs. Hamerslag, Hoops and Michael. The compensation committee held four meetings during fiscal 2006.
Nomination and Governance Committee
The nomination and governance committee of the Board reviews and reports to the Board on a periodic basis with regard to matters of corporate governance, and reviews, assesses and makes recommendations on the effectiveness of the Company’s corporate governance policies. In addition, the nomination and governance committee reviews and makes recommendations to the Board regarding the size and composition of the Board and the appropriate qualities and skills required of the Company’s directors in the context of the then current make-up of the Board.
This includes an assessment of each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of the Company’s business, ability to think and act independently and with sound judgment, and ability to serve the Company’s and the Company’s stockholders’ long-term interests. These factors, and others as considered useful by the Company’s nomination and governance committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the nomination and governance committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors.
The nomination and governance committee leads the search for and selects, or recommends that the Board select, candidates for election to the Board (subject to legal rights, if any, of third parties to nominate or appoint directors). Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates and interviews with selected candidates. Candidates for nomination to the Board typically have been suggested by other members of the Board or by the Company’s executive officers. From time to time, the nomination and governance committee may engage the services of a third-party search firm to identify director candidates. Each of the current nominees is standing for re-election at the Annual Meeting. The nomination and governance committee selected these candidates and recommended their nomination to the Board. The nomination and governance committee has not received any nominations from any stockholders in connection with this Annual Meeting. The current members of the Company’s nomination and governance committee are Messrs. Hamerslag and Michael. The nomination and governance committee held one meeting during fiscal 2006.
Although the nomination and governance committee does not have a formal policy on stockholder nominations, it will consider candidates proposed by stockholders of any outstanding class of the Company’s capital stock entitled to vote for the election of directors, provided such proposal is in accordance with the procedures set forth in the Company’s Bylaws and in the charter of the nomination and governance committee. Nominations by such stockholders must be preceded by notification in writing received by the Company’s Secretary, at 2010 Main Street, Suite 600, Irvine, California 92614, not less than sixty (60) days prior to any meeting of stockholders called for the election of directors. If Proposal Two is approved, this deadline will be changed to be not later than (i) with respect to an election to be held at an annual meeting of stockholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting, or (ii) with respect to the election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Such notification shall contain the written consent of each proposed nominee to serve as a director is so elected and the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee: (a) the name, age, residence, address, and business address of each proposed nominee and of each such person; (b) the principal occupation or employment, the name, type of business and address of the corporation or other organization in which such employment is carried on of each proposed nominee and of each such person; (c) the amount of the Company’s stock owned beneficially, either directly or indirectly, by each proposed nominee and each such person; and (d) a description of any arrangement or understanding of each proposed nominee and of each such person with each other or any other person regarding future employment or any future transaction to which the Company will or may be a party.
If Proposal Two is approved, then, the foregoing notwithstanding, such notification shall be addressed to the Chair of the nomination and governance committee, care of the Company’s Secretary, and include the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee: (a) the name and address of the nominee; (b) the name and address of the stockholder making the nomination; (c) a representation that the nominating stockholder is a stockholder of record of the Company’s stock entitled to vote at the next annual meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice; (d) the nominee’s qualifications for membership on the Board of Directors; (e) all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director pursuant to the rules and regulations of the United States Securities and Exchange Commission; (f) a description of all direct or indirect arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder; (g) all other companies to which the nominee is being recommended as a nominee for director; and (h) a signed consent of the nominee to cooperate with reasonable background checks and personal interviews, and to serve as a director of the Company, if elected.
All such recommendations will be brought to the attention of the Company’s nomination and governance committee. Candidates proposed by stockholders will be evaluated by the Company’s nomination and governance committee using the same criteria as for all other candidates.
Board and Committee Meetings
The Board held four meetings and acted by unanimous written consent once during fiscal 2006. Each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during fiscal 2006. Although the Company does not have a formal policy regarding attendance by members of the Board at the Company’s annual meetings of stockholders, directors are encouraged and expected to attend each of the Company’s annual meetings of stockholders in addition to each meeting of the Board and of the committees on which he or she serves, except where the failure to attend is due to unavoidable circumstances or conflicts. All of the Company’s directors attended the Company’s 2005 annual meeting of stockholders.
Code of Ethics and Business Conduct
The Board has adopted a code of ethics and business conduct that applies to all of the Company’s employees, officers (including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and directors. The full text of the Company’s code of ethics and business conduct is posted on the Company’s web site at http://www.corvel.com under the Investor Relations section. The Company intends to disclose future amendments to certain provisions of the Company’s code of ethics and business conduct, or waivers of such provisions, applicable to the Company’s directors and executive officers (including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), at the same location on the Company’s web site identified above. The inclusion of the Company’s web site address in this proxy does not include or incorporate by reference the information on the Company’s web site into this proxy or the Company’s Annual Report on Form 10-K.
Communications from Stockholders to the Board
The Board has implemented a process by which stockholders may send written communications to the attention of the Board, and committee of the Board or any individual Board member, care of the Company’s Secretary at 2010 Main Street, Suite 600, Irvine, CA 92614. This centralized process will assist the Board in reviewing and responding to stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The

Company’s Secretary, with the assistance of the Company’s Director of Legal Services, will be primarily responsible for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or board matters. Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board. Any communications not forwarded to the Board will be retained for a period of three months and made available to any of the Company’s independent directors upon their general request to view such communications.
Compensation of Directors
Each non-employee director received an amount equal to $2,000 in fiscal 2006 and the first quarter of fiscal 2007, for each Board meeting attended in person, as well as reimbursement for all associated travel expenses. Other than the Chairman of the Audit Committee, who in fiscal 2006 received $1,000 for each Audit Committee meeting attended and from February through May 2006 received $3,000 per month for other services performed in his capacity as Chairman of the Audit Committee, the directors did not receive fees for committee or telephonic meetings attended or any other director services during fiscal 2006. Beginning August 2006, all directors will receive $3,000 for each Board meeting attended in person, as well as reimbursement for all associated travel expenses, and $1,000 for each telephonic Board meeting and each in-person or telephonic committee meeting attended provided it is not in conjunction with a duly convened Board meeting. Beginning fiscal 2007, the Audit Committee Chairman will begin receiving an annual retainer of $4,000 for other services performed in his capacity as Audit Committee Chairman.
Currently, when an individual who has not previously been in the employ of the Company first becomes a non-employee member of the Board, he or she will receive an automatic option grant for 15,000 shares of Common Stock under the Option Plan. In addition, on the date of each annual stockholders meeting, each non-employee director who has served as a non-employee Board member for at least six months, whether or not such individual has been in the prior employ of the Company, will be granted an option to purchase 4,500 shares of Common Stock. If Proposal Three is approved, beginning with this Annual Meeting, the automatic initial option grants described above will be reduced to 7,500 and the automatic annual option grants described above will be reduced to 3,000 shares.
Accordingly, as a non-employee director who was re-elected at the 2005 annual meeting of stockholders, each of Messrs. Hamerslag, Hoops, Jessup and Michael received an option to purchase 4,500 shares of Common Stock on September 15, 2005 (the date of the 2005 annual meeting of stockholders), with an exercise price of $23.33, which was the fair market value of the Common Stock on such date. In addition, each of Messrs. Hamerslag, Hoops, Jessup, and Michael will be granted an option to purchase an additional 4,500 shares of Common Stock on August 3, 2006 (the date of the Annual Meeting) at an exercise price equal to the fair market value of the Common Stock on such date, provided such director is re-elected at the Annual Meeting. Each automatic grant has a maximum term of ten years measured from the grant date, and becomes exercisable in a series of four equal and successive annual installments over the optionee’s period of Board service, with the first such installment to become exercisable twelve months after the grant date.
Stockholder Approval
Directors are elected by a plurality of the votes present or represented by proxy at the Annual Meeting. The five nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be the elected directors of the Company.
THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL TWO
APPROVAL OF AMENDMENTS TO, AND RESTATEMENT OF, THE COMPANY’S BYLAWS
The Company’s stockholders are being asked to approve an amendment and restatement of the Company’s amended and restated bylaws (the “Bylaws”) to effect several changes to the existing Bylaws. The Company’s Board has unanimously approved, and recommends that the Company’s stockholders approve, a series of amendments to the Bylaws that, subject to stockholder approval, will (i) increase the number of directors from five directors to seven directors; (ii) separate certain powers of the Chairman of the Board and Chief Executive Officer of the Company from certain powers of the President of the Company; (iii) revise the bylaw regarding stockholder nomination of directors in order to conform to the provisions set forth in the charter of the Nomination and Governance Committee of the Board; (iv) permit the indemnification of the Company’s executive officers; (v) effect certain changes to conform to changes in Delaware law, which became effective August 1, 2005, regarding uncertificated shares; and (vi) effect various other technical revisions and improvements. Pursuant to the Company’s Certificate of Incorporation and Bylaws, the affirmative vote of 66 2/3% of the outstanding voting shares is required to amend the Bylaws. These amendments will become effective immediately following approval by the stockholders. The full text of the proposed amendment and restatement of the Bylaws is set forth in Appendix A to this proxy statement.
Proposed Amendments to the Bylaws
The following summary of the principal modifications to the Bylaws is qualified in its entirety by the full text of the amended and restated Bylaws included in Appendix A and incorporated by reference herein.
Increase in the Number of Directors
Section 2 of Article III of the Bylaws currently provides that the number of directors which shall constitute the whole Board is five directors. In consideration of the current size of the Board and the desire to maintain flexibility should the right opportunity to appoint a new member arise, the Board has concluded that it is advisable and in the best interests of the Company and its stockholders to amend the Bylaws to increase the number of directors which shall constitute the whole Board from five directors to seven directors. The Board believes that this amendment will enable the Company to identify, appoint and nominate for election, additional qualified individuals to serve as directors, as the opportunity or need presents itself. In addition, the duties and complexity of serving on a public company’s board of directors and its committees have increased substantially in recent years, and the Board believes that this amendment will allow the Board to better allocate committee assignments and other duties. Approval of Proposal Two by the stockholders will create two vacancies on the Board which, pursuant to the Bylaws, the Board will have the power to fill as it deems advisable and appropriate.
Separation of Certain Powers of the Chairman of the Board and Chief Executive Officer from Certain Powers of the President
Section 4 of Article II of the Bylaws currently provides that the President of the Company may call special meetings of the Company’s stockholders, and Section 7 of Article III of the Bylaws currently provides that the President of the Company may call special meetings of the Board. The Board has concluded that it is advisable and in the best interests of the Company and its stockholders to amend both Section 4 of Article II and Section 7 of Article III of the Bylaws to vest these powers in the offices of the Chairman of the Board and Chief Executive Officer instead of the office of the President. The Board believes that the authority to call such extraordinary meetings should rest with the Company’s most senior executive, which the Board has determined to be the Company’s Chairman of the Board and Chief Executive Officer. The Board also has concluded that it is advisable and in the best interests of the Company and its stockholders to revise Section 7 of Article V of the Bylaws and to add a new Section 8 to Article V of the Bylaws to more clearly define the separate powers of the Chief Executive Officer and the President of the Company. The Board believes that this amendment is appropriate where the offices of Chief Executive Officer and President are vested in two different people.
Revision of Procedures for Stockholder Nomination of Directors
Section 12 of Article II of the Bylaws currently sets forth the procedures and requirements for the nomination by stockholders of directors for election to the Board. The Board has concluded that it is advisable and in the best interests of the Company and its stockholders to amend Section 12 of Article II of the Bylaws to conform to the standards, requirements and procedures set forth in the charter of the Nomination and Governance Committee of the Board and to clarify the deadlines for submitting stockholder nominations of directors. The Board believes that this amendment will provide greater clarity to the stockholder nomination process and will make the overall process more manageable for the Company and the Board.
Indemnification of Executive Officers
Although Section 145 of the General Corporation Law of Delaware permits the Company to indemnify its directors, officers, employees and agents, Article VIII of the Bylaws currently only provides indemnification by the Company of its directors to the fullest extent permitted by the General Corporation Law of Delaware. The Board has concluded that it is advisable and in the best interests of the Company and its stockholders to amend Article VIII of the Bylaws to also provide indemnification of the Company’s executive officers to the fullest extent permitted by the General Corporation Law of Delaware. Due to the increased exposure to liability to which executive officers of public companies have been subjected over the past several years, the Board believes that providing indemnification of the Company’s executive officers under the Bylaws will enable the Company to recruit and retain the most highly qualified individuals in the future to serve as executive officers of the Company, and to protect and retain its current executive management team.
Uncertificated Shares
Article VI of the Bylaws currently provides that stockholders may require that their shares of Common Stock be issued in certificated form. The Board has concluded that it is advisable and in the best interests of the Company and its stockholders to amend the Bylaws to conform to changes in Delaware law, which became effective August 1, 2005, regarding uncertificated shares. This amendment will enable the Board to provide by resolution or resolutions that some or all of any or all classes or series of the Company’s stock shall be uncertificated shares, but any such resolution shall not apply to shares currently represented by a certificate until such certificate is surrendered to the Company. As a general matter, pursuant to this amendment, the Company will no longer be required to issue a certificate for uncertificated shares upon the request of the holder of such uncertificated shares. This amendment also includes additional related revisions in connection with and to conform to such change regarding uncertificated shares. The Board believes that this amendment will reduce administrative and other costs for the Company with respect to the issuance of shares.
Technical Revisions and Improvements
In connection with the amendments to the Bylaws described above, the Board has concluded that it also is advisable and in the best interests of the Company and its stockholders to make various other technical revisions and improvements to the Bylaws. These amendments will (i) clarify the location at which the Company’s books and records are kept by adding a new Section 3 to Article I of the Bylaws; (ii) revise Section 13 of Article II of the Bylaws relating to the procedures and requirements for other stockholder proposals, to be consistent with similar changes proposed above with respect to Section 12 of Article II of the Bylaws; (iii) set forth and define the conduct of stockholder meetings by adding a new Section 14 to Article II of the Bylaws; (iv) set forth and define the duties of the inspector of elections at meetings of the stockholders by adding a new Section 15 to Article II of the Bylaws; (v) revise Section 11 of Article III of the Bylaws to clarify the powers and parameters relating to the creation and operation of Board committees; (vi) revise Section 1 of Article IV of the Bylaws to provide for electronic transmission of notices in conformity with the General Corporation Law of Delaware; (vii) revise Section 5 of Article V of the Bylaws to clarify the tenure and removal of officers, and revise Sections 9 and 11 of Article V of the Bylaws to clarify the reporting structure for certain subordinate officers; (viii) clarify the procedure for officer resignations by adding a new Section 6 to Article V of the Bylaws, and revise Section 5 of Article VII to clarify that the Company’s ability to make loans is subject to the restrictions of the Delaware General Corporation Law and the Sarbanes-Oxley Act of 2002; and (ix) effect certain other non-material technical revisions in Sections 6 and 10 of Article II, Sections 12 and 15 of Article III, and Sections 1, 2 and 4 of Article V of the Bylaws. All of these changes are set forth in greater detail in the proposed amendment and restatement of the Bylaws set forth in Appendix A to this proxy statement. The Board believes that these various technical revisions and improvements to the Bylaws will enhance the Company’s corporate governance.
Stockholder Approval
Pursuant to the Company’s Certificate of Incorporation and Bylaws, the affirmative vote of 66 2/3% of the outstanding voting shares is required to amend and restate the Bylaws.
THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO, AND RESTATEMENT OF, THE BYLAWS.

PROPOSAL THREE
APPROVAL OF AMENDMENT AND RESTATEMENT OF RESTATED 1988 EXECUTIVE STOCK OPTION PLAN AND THE
RESERVATION OF AN ADDITIONAL [__________] SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER
The stockholders are being asked to approve a series of amendments to, and a restatement of, the Company’s Restated 1988 Executive Stock Option Plan (the “Option Plan”) that will effect the following changes: (i) extend the termination date of the Option Plan by ten years from June 30, 2006 to June 30, 2016, (ii) increase the maximum number of shares of Common Stock authorized for issuance over the term of the Option Plan by [___] shares to an aggregate of [___] shares, (iii) rename the Option Plan as the “CorVel Corporation Restated Omnibus Incentive Plan (Formerly The Restated 1988 Executive Stock Option Plan)” (as so amended and restated, the “Omnibus Plan”) and (iv) effect various other improvements to the Option Plan.
The Board believes it necessary to make such changes to the Option Plan in order to allow the Company to continue to use equity incentives to attract and retain the services of individuals essential to the Company’s long-term growth and success. The Board also believes that the flexibility of the changes to the Option Plan in types and specific terms of awards will allow the Company to better align incentive compensation with increases in stockholder value than the Option Plan as currently in effect.
The Option Plan was initially adopted by the Board on August 1, 1988 and approved by the Company’s sole stockholder on the same date. It has been amended and restated on several occasions. The amendments to, and restatement of, the Option Plan for which stockholder approval is sought under this Proposal Three were adopted by the Board on June [___], 2006. As of May 31, 2006, there were options outstanding under the Option Plan to purchase 958,457 shares of Common Stock, an aggregate of 4,513,682 shares of Common Stock had been issued pursuant to the Option Plan, and an aggregate of 482,861 shares remained available for future issuance pursuant to the terms of the Option Plan.
Under applicable Nasdaq Stock Market rules, the Company is required to obtain stockholder approval of the amendment and restatement of the Option Plan. Such approval also is necessary to ensure that compensation paid under the Omnibus Plan is eligible for an exemption from the limits on tax deductibility imposed by Section 162(m) of the Internal Revenue Code, as amended (the “Code”), which limits the deductibility of certain compensation paid to individuals who are, at the end of the tax year for which the Company would otherwise claim its tax deduction, the Company’s chief executive officer and its four other most highly paid executive officers.
The following is a summary of the principal features of the Omnibus Plan, including the amendments which will become effective upon stockholder approval of this Proposal Three. This summary, however, does not purport to be a complete description of all the provisions of the Omnibus Plan and is qualified in its entirety by reference to the Omnibus Plan. A copy of the Omnibus Plan document as proposed to be adopted may be found at Appendix B at the end of this proxy statement. Any stockholder who wishes to obtain an additional copy of the actual plan document may do so by written request to the Corporate Secretary at the Company’s executive offices at 2010 Main Street, Suite 600, Irvine, California 92614.
Structure of the Omnibus Plan
The Omnibus Plan is divided into three separate components: the Discretionary Option Grant Program, the Automatic Option Grant Program and the Other Equity Based Awards Program. Under the Discretionary Option Grant Program and the Other Equity Based Awards Program, options and other equity based awards may be issued to employees, officers, directors, consultants, advisors and independent contractors of the Company (or its parent or subsidiary companies). Under the Automatic Option Grant Program, only non-employee Board members will receive automatic option grants.
The Discretionary Option Grant Program and the Other Equity Based Awards Program are administered by the Compensation Committee of the Board (the “Committee”). The Committee has complete discretion (subject to the provisions of the Omnibus Plan) to authorize option grants and other equity based awards and to determine the terms of these options and other equity based awards under the Omnibus Plan. However, the Board may at any time appoint a secondary committee of two or more Board members to have separate but concurrent authority with the Committee to make option grants and other equity based awards to individuals other than executive officers and non-employee Board members, and only in a manner that would comply with the requirements of Section 162(m) of the Code. The committee administering the Omnibus Plan will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Omnibus Plan. Subject to the provisions of the Omnibus Plan, the committee administering the Omnibus Plan may change the terms and conditions, or accelerate the exercisability, of an outstanding award. The committee administering the Omnibus Plan has authority to interpret the Omnibus Plan, and establish rules and regulations for the administration of the

Omnibus Plan. In addition, the Board at any time may exercise the powers of the committee administering the Omnibus Plan.
Administration of the Automatic Option Grant Program is self-executing in accordance with the terms of the Omnibus Plan. Neither the Board nor the Compensation Committee has discretionary authority with respect to that program.
Purpose of the Omnibus Plan
The Omnibus Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to the Company’s long-term growth and success, and to encourage such individuals to put forth maximum efforts for the success of the Company’s business. Accordingly, the Company’s officers and other employees, non-employee directors and other consultants and advisors will have the opportunity to acquire a meaningful equity interest, or otherwise increase their equity interest, in the Company through their participation in the Omnibus Plan, thereby aligning the interests of such individuals with the Company’s stockholders.
Shares Subject to the Omnibus Plan
Assuming stockholder approval of this Proposal Three is obtained, the total number of shares of Common Stock issuable under all equity based awards over the term of the Omnibus Plan may not exceed [___] shares, which includes an increase of [___] shares subject to such stockholder approval. All such shares will be made available either from authorized but unissued Common Stock or from Common Stock reacquired by the Company.
From and after January 1, 1994 until June 30, 2006, in no event could any one individual participating in the Omnibus Plan be granted stock options and/or separately-exercisable stock appreciation rights for more than 1,600,000 shares of Common Stock in the aggregate during such period. For purposes of such limitation, any stock options or stock appreciation rights granted prior to January 1, 1994 are not be taken into account. Effective upon stockholder approval of this Proposal Three, for purposes of Section 162(m) of the Code, no award recipient may be granted (i) options or stock appreciation rights with respect to more than 500,000 shares of Common Stock in the aggregate within any fiscal year or (ii) qualified performance based awards which could result in such person receiving more than $1,500,000 in cash or the equivalent fair market value of shares of Common Stock determined at the date of grant for each full or partial fiscal year contained in the performance period of a particular qualified performance based award, subject to certain adjustments as described in more detail below under the heading “Performance Awards.”
Shares subject to any outstanding options or other equity based awards under the Omnibus Plan which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the Omnibus Plan that the Company subsequently purchases, at the option exercise or direct issue price paid per share, pursuant to the Company’s purchase rights under the Omnibus Plan will be added back to the number of shares reserved for issuance under the Omnibus Plan and will accordingly be available for subsequent issuance. However, any shares subject to tandem stock appreciation rights that were exercised under the Omnibus Plan will not be available for reissuance.
In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company’s receipt of consideration, appropriate adjustments will be made to the class and number of securities issuable (in the aggregate and to each participant) under the Omnibus Plan and to each outstanding option and other equity based award.
Eligibility
Officers, employees, consultants, advisors, independent contractors and Board members in the service of the Company or any parent or subsidiary corporation are eligible to participate in the Discretionary Option Grant Program and the Other Equity Based Awards Program, provided that only non-Committee Board members are eligible to participate in the Discretionary Option Grant Program. Only non-employee Board members are eligible to participate in the Automatic Option Grant Program. Unless otherwise provided by the Committee, options and awards under the Omnibus Plan may only be transferred by will or by the laws of descent and distribution.
As of May 31, 2006, approximately 1900 employees, two independent contractors, three executive officers and four non-employee Board members were eligible to participate in the Discretionary Option Grant Program and the Other Equity Based Awards Program. Four non-employee Board members are eligible to participate in the Automatic Option Grant Program.

Valuation
For purposes of establishing the option exercise price or the price for other equity based awards, and for all other valuation purposes under the Omnibus Plan, the fair market value per share of Common Stock on any relevant date under the Omnibus Plan will be the closing selling price per share on such date, as quoted on the Nasdaq National Market and published in The Wall Street Journal. If there is no reported closing selling price for such date, then the closing selling price for the last previous date for which such quotation exists will be used as its fair market value. The closing selling price per share of the Common Stock as quoted on the Nasdaq National Market on May 31, 2006 was $23.73 per share.
Discretionary Option Grant Program
The Committee has complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding. Unless otherwise provided in a particular award agreement, the options granted under the Discretionary Option Grant Program generally will have the following terms and conditions:
Price and Exercisability. The exercise price per share for options issued under the Discretionary Option Grant Program may not be less than the fair market value of the Common Stock on the grant date, and no option may be outstanding for more than ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date.
Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option for the number of shares which were vested at the time service terminated. The Committee will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s cessation of service.
Acceleration of Options. In the event of an acquisition of the Company by merger or asset sale (“Corporate Transaction”), each option outstanding under the Discretionary Option Grant Program at the time will automatically become exercisable as to all of the option shares immediately prior to the effective date of the Corporate Transaction. However, no acceleration will occur if and to the extent: (i) such option is either to be assumed by the successor corporation or its parent or replaced by a comparable option to purchase shares of the capital stock of the successor corporation or its parent, (ii) such option is to be replaced with a cash incentive program of the successor corporation designed to preserve the difference between the exercise price and the fair market value of the Common Stock at the time of the Corporate Transaction and incorporating the same vesting schedule applicable to the option or (iii) acceleration of such option is subject to other limitations imposed by the Committee at the time of grant. Upon the consummation of any Corporate Transaction, all outstanding options will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be outstanding.
The Committee will have the discretion to provide for the automatic acceleration of one or more assumed or replaced options which are not otherwise accelerated in connection with the Corporate Transaction, or to provide for automatic vesting of the optionee’s interest in any cash incentive program implemented in replacement of his or her options under the Discretionary Option Grant Program, should the optionee’s employment with the successor entity terminate within a designated period following the Corporate Transaction.
The acceleration of options in the event of a Corporate Transaction may be seen as an anti-take-over provision and may have the effect of discouraging a merger proposal, a take-over attempt or other efforts to gain control of the Company.
Tandem Stock Appreciation Rights. At the Committee’s discretion, options granted under the Discretionary Option Grant Program may be granted with tandem stock appreciation rights. Two types of stock appreciation rights are authorized for issuance: (i) tandem rights which require the option holder to elect between the exercise of the underlying option for shares of Common Stock and the surrender of such option for a cash distribution and (ii) prior to July 1, 2006, limited rights which are automatically exercised upon the occurrence of a hostile take-over of the Company.
Tandem stock appreciation rights provide the holders with the right to surrender their option for an appreciation distribution from the Company equal in amount to the excess of (i) the fair market value (on the date of surrender) of the shares of Common Stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the Committee’s discretion, be made in shares of Common Stock valued at fair market value on the date of surrender, in cash or in a combination of cash and Common Stock.

Prior to July 1, 2006, one or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws were, in the Committee’s discretion, eligible to be granted a limited stock appreciation right as part of any stock option grant made to such officers. Any option with such a limited stock appreciation right will automatically be canceled upon the occurrence of a hostile take-over, to the extent the option is at such time exercisable for vested shares. In return, the optionee will be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the take-over price per share over (ii) the aggregate exercise price payable for such shares.
Outstanding options granted to executive officers under the Omnibus Plan prior to June 15, 1992 provide such individuals with a different form of limited stock appreciation right in the event of a hostile take-over of the Company. Under this latter right, if the optionee is an officer of the Company at the time of such a hostile take-over, such optionee will have a thirty-day period in which to surrender the underlying option in return for a cash distribution from the Company equal to the excess for the take-over price of the shares subject to the surrendered option over the exercise price payable for such shares.
Cancellation and New Grant of Options. The Committee has the authority to effect, with the consent of the affected optionees, the cancellation of any or all options outstanding under the Discretionary Option Grant Program and to grant in substitution new options covering the same or a different number of shares of Common Stock but having an exercise price per share not less than 100% of the fair market value per share of Common Stock on the new grant date, in the case of a grant of a non-statutory option.
Automatic Option Grant Program
Under the Automatic Option Grant Program, when an individual who has not been in the prior employ of the Company first becomes a non-employee Board member, whether through election by the Company’s stockholders or appointment by the Board, he or she will receive an automatic option grant for 7,500 shares of Common Stock. In addition, on the date of each annual stockholders meeting, each individual who has served as a non-employee Board member for at least six months prior to the date of such stockholder meeting, whether or not he or she has been in the prior employ of the Company, will automatically be granted a stock option to purchase 3,000 shares of Common Stock. There will be no limit on the number of such 3,000-share options any one non-employee Board member may receive over his or her period of Board service.
Each option granted under the Automatic Option Grant Program will have an exercise price per share equal to 100% of the fair market value of the option shares on the automatic grant date and maximum term of ten years measured from the grant date. Each automatic grant will become exercisable in a series of four equal and successive annual installments over the optionee’s period of Board service, with the first such installment to become exercisable twelve months after the grant date.
The shares subject to each automatic option grant will immediately vest upon the optionee’s death or permanent disability and upon certain changes in control of the Company. In addition, upon the successful completion of a hostile take-over of the Company, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such shares.
Other Equity Based Awards Program
Free Standing Stock Appreciation Rights. The holder of a free standing stock appreciation right (“SAR”) is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of the Company’s Common Stock over the grant price of the SAR, as determined by the Committee, paid in cash or in shares of Common Stock. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee.
Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of the Company’s Common Stock subject to restrictions imposed by the Committee (including, for example, restrictions on transferability or on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The restrictions, if any, may lapse or be waived separately or collectively, in installments or otherwise, as the Committee may determine. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of the Company’s Common Stock at some future date determined by the Committee. The Committee also may permit accelerated vesting in the case of a participant’s death, disability or retirement, or a change in control. If the participant’s employment or service as a director terminates during the vesting period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the Committee determines that it would be in the Company’s best interest to waive the remaining restrictions.
Performance Awards. Performance awards give participants the right to receive payments in stock or property based solely upon the achievement of certain performance goals during a specified performance period. Subject to the terms of the

Omnibus Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms and conditions of any performance award is determined by the Committee. From time to time, the Committee may designate an award granted pursuant to the Omnibus Plan as an award of qualified performance based compensation within the meaning of Section 162(m) of the Code. Such a qualified performance based award must, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective performance goals. The Committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period within the parameters of Section 162(m) of the Code. Performance goals must be based solely on one or more of the following business criteria: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation.
The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, or other external measures, and may be applied at individual or organizational levels. If the Committee so provides for purposes of Section 162(m) of the Code, no person may be granted under the Omnibus Plan qualified performance based awards which could result in such person receiving more than $1,500,000 in cash or the equivalent fair market value of shares of Common Stock determined at the date of grant for each full or partial fiscal year contained in the performance period of a particular qualified performance based award, except that if any other qualified performance based awards are outstanding for such person for a given fiscal year, such dollar limitation shall be reduced for each such fiscal year by the amount that could be received by the person under all such qualified performance based awards, divided, for each such qualified performance based award, by the number of full or partial fiscal years contained in the performance period of each such outstanding qualified performance based award (subject to adjustment in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, but only to the extent that such adjustment does not affect the status of any award intended to qualify as “performance based compensation” under Section 162(m) of the Code).
Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments in shares of the Company’s Common Stock, other securities or other property equivalent to the amount of cash dividends paid by the Company to its stockholders, with respect to the number of shares determined by the Committee. Dividend equivalents will be subject to other terms and conditions determined by the Committee.
Stock Awards. The Committee may grant unrestricted shares of the Company’s Common Stock, subject to terms and conditions determined by the Committee and the Omnibus Plan limitations.
Acceleration. The Committee may permit accelerated vesting of other equity based awards upon the occurrence of certain events, including a change in control, regardless of whether the award is assumed, substituted or otherwise continued in effect by the successor corporation. The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.
Special Tax Withholding Election
The Committee may provide participants who hold options or other equity based awards with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the Committee may allow such individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.
Financial Assistance
The Committee may assist any optionee in the exercise of outstanding options or other equity based awards under the Omnibus Plan by (a) authorizing a full-recourse interest bearing loan from the Company, (b) permitting the optionee to pay the exercise or purchase price in installments over a period of years or (c) authorizing a guarantee by the Company of a third-party loan to the optionee, but in any case only to the extent permissible under Section 402 of the Sarbanes-Oxley Act of 2002. The terms and conditions of any such loan or installment payment will be established by the Committee in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the purchased shares (less the par value), plus any Federal and state income or employment taxes incurred in connection with the purchase.
Amendment and Termination of the Omnibus Plan
The Board may amend or modify the Omnibus Plan, subject to any required stockholder approval and certain other limitations. The Board may terminate the Omnibus Plan at any time, but the Omnibus Plan will in all events terminate on June 30, 2016 or (if earlier) on the date all shares available for issuance under the Omnibus Plan are issued or canceled pursuant to the exercise or surrender of options granted under the Omnibus Plan. Any options outstanding at the time of termination of the Omnibus Plan will remain in force in accordance with the provisions of the instruments evidencing such grants.
Options Granted
The table below shows, as to the Named Executive Officers (as defined under “Summary of Cash and Certain Other Compensation”) and the other indicated persons and groups, the number of shares of Common Stock subject to options granted under the Option Plan during the period from April 1, 2005 to May 31, 2006, together with the weighted average exercise price per share.

	Number of
	Option Shares	Weighted
	Granted	Average
Name and Position	4/1/05-5/31/06	Exercise Price
V. Gordon Clemons	-0-
Chairman of the Board and Chief Executive Officer
Daniel J. Starck	100,000	$23.64
President
Scott McCloud	6,800	$22.72
Chief Financial Officer
Steven J. Hamerslag	4,500	$23.33
Nominee for Election as Director
Alan R. Hoops	4,500	$23.33
Nominee for Election as Director
R. Judd Jessup	4,500	$23.33
Nominee for Election as Director
Jeffrey J. Michael	4,500	$23.33
Nominee for Election as Director
All current executive officers as a group (3 persons)	106,800	$23.58
All current directors (other than executive officers) as a group (4 persons)	18,000	$23.33
All other employees, including current officers who are not executive officers, as a group (205 persons)	242,750
New Plan Benefits
No options will be granted prior to the Annual Meeting on the basis of the additional [___]-share increase to the Omnibus Plan. The Committee in its sole discretion will determine the number and types of awards that will be granted. Thus, it is not possible to determine the benefits that will be received by eligible participants if the amendment and restatement of the Omnibus Plan were to be approved by the stockholders. The Company does not have any specific current plans or commitments for any future awards under the Omnibus Plan. However, on the date of the Annual Meeting each of Messrs. Hamerslag, Hoops, Jessup and Michael, if re-elected at the Annual Meeting, will receive an additional grant of 3,000 shares of Common Stock under the Automatic Option Grant Program at an exercise price equal to the fair market value on such date.
Certain Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the Omnibus Plan.
Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee will recognize ordinary income equal to the excess of the fair market value of the shares of the Company’s Common Stock acquired on the date of exercise over the exercise price, and the Company will generally be entitled at that time to an income tax deduction for the same amount. Upon exercising a SAR, the recipient of the SAR will recognize ordinary income in an amount equal to the fair market value on the exercise date of any shares of the Company’s Common Stock received, and the Company will receive an income tax deduction in the same amount.
Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option or SAR.
Awards Other than Options and SARs. As to other awards granted under the Omnibus Plan that are payable in either cash or shares of the Company’s Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company will generally be entitled at that time to an income tax deduction for the same amount.
As to an award that is payable in shares of the Company’s Common Stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. The Company will generally be entitled at that time to an income tax deduction for the same amount.
Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance awards paid under the Omnibus Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, the Company will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Omnibus Plan.
Application of Section 16. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of the Company’s income tax deduction will be determined as of the end of that period.
Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other four most highly compensated executive officers. However, “qualified performance-based qualified compensation” is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of the Company’s stockholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.
The Omnibus Plan has been designed to permit grants of stock options and SARs issued under the Omnibus Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option or a SAR may be exempt from $1,000,000 deduction limit. Grants of other awards under the Omnibus Plan may not so qualify for this exemption. The Omnibus Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants options or SARs consists exclusively of members of the Board who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of Common Stock to which such grants relate, the compensation income arising on exercise of those options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

Accounting Treatment
Effective April 1, 2006, (the “implementation date”), the beginning of fiscal 2007, the Company has accounted for stock-based compensation as contemplated under the Omnibus Plan under Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payment (“SFAS 123(R)”). Pursuant to SFAS 123(R), the Company is required to expense against the Company’s reported earnings: (1) the fair value of all option grants or stock issuances made to employees or directors on or after the implementation date; and (2) a portion of the fair value of each option and stock grant made to employees or directors prior to the implementation date that represents the unvested portion of these share-based awards as of such implementation date. These amounts are expensed after the implementation date over the respective vesting periods of each award using the straight line attribution method. The Company is using the modified prospective method under SFAS 123(R), whereby no prior periods are restated; rather, the Company will continue to disclose prior period pro-forma net earnings and net earnings per share in footnote disclosure. The number of outstanding options may affect the Company’s earnings per share on a fully diluted basis.
Stockholder Approval
The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the amendments to, and restatement of, the Option Plan. Should such stockholder approval not be obtained, then the Option Plan will be deemed to have expired as of June 30, 2006 and no additional options will be granted.
The Board of Directors believes that the amendments to, and restatement of, the Option Plan are necessary in order to assure that the Company will continue to have a sufficient share reserve for an extended period of time to continue to provide equity incentives to attract and retain the services of employees, consultants and non-employee Board members.
THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENTS TO, AND RESTATEMENT OF, THE OPTION PLAN AND THE RESERVATION OF AN ADDITIONAL [___] SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

PROPOSAL FOUR
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Company’s stockholders are being asked to ratify the appointment of Grant Thornton LLP to serve as the Company’s independent auditors for the fiscal year ending March 31, 2007. Stockholder ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors is not required by the Company’s Bylaws or other applicable legal requirement. However, the Board is submitting the Audit Committee’s appointment of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment by an affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting and entitled to vote, the Audit Committee may reconsider whether to retain Grant Thornton LLP as the Company’s independent auditors. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.
Representatives of Grant Thornton LLP attended or participated by telephone in all meetings of the Audit Committee during fiscal 2006. The Audit Committee pre-approves and reviews audit and permissible non-audit services performed by Grant Thornton LLP as well as the fees charged by Grant Thornton LLP for such services. In its pre-approval and review of permissible non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence. Under certain de minimis circumstances described in the rules and regulations of the Securities and Exchange Commission (the “SEC”), the Audit Committee may approve permissible non-audit services prior to the completion of the audit in lieu of pre-approving such services.
The Company expects that representatives of Grant Thornton LLP will attend the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions posed by stockholders.
Principal Accountant Fees and Services
Audit Fees. Audit fees include the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-Q quarterly reports, and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings or engagements for the relevant fiscal years. Audit fees billed by Grant Thornton LLP for services rendered to the Company in the audit of annual financial statements and the reviews of the financial statements included in the Company’s Forms 10-Q were approximately $739,245 for the 2006 fiscal year and $262,085 for the 2005 fiscal year.
Audit-Related Fees. Audit-related fees consist of assurance and related services provided by Grant Thornton LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.”

Fiscal 2006
Audit of the financial statements of CorVel Incentive Savings Plan	$17,000

Fiscal 2005
Audit of the financial statements of CorVel Incentive Savings Plan	$12,500
Tax Fees. Tax fees consist of professional services rendered by Grant Thornton LLP for tax compliance, tax advice and tax planning. The Company engaged Grant Thornton LLP to perform the following tax services for the fiscal year 2006 and fiscal year 2005:

Fiscal 2006
Preparation of Forms 5500 and tax consulting services	$10,770

Fiscal 2005
Preparation of Forms 5500 and tax consulting services	$15,505
All Other Fees. There were no such fees billed by Grant Thornton LLP during the fiscal year 2006 or fiscal year 2005.
Determination of Independence
The Audit Committee has determined that the provision of the above non-audit services by Grant Thornton LLP was compatible with their maintenance of accountant independence.

Stockholder Approval
The affirmative vote of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting is being sought for ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending March 31, 2007.
THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2007.
OTHER MATTERS
Management does not know of any other matters to be brought before the Annual Meeting. If any other matter is properly presented for consideration at the Annual Meeting, it is intended that the proxies will be voted by the persons named therein in accordance with the Board of Directors’ recommendation. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information known to the Company as of May 31, 2006, with respect to beneficial ownership of Common Stock by (i) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director and/or nominee for director, (iii) the Named Executive Officers (named under the heading “Executive Compensation” below), and (iv) all current directors and executive officers as a group, together with the approximate percentages of outstanding Common Stock beneficially owned by each of them. The following table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G filed with the SEC. Except as otherwise noted, the persons named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

Name and Address of	Amount of Common		Percentage of Common
Beneficial Owner	Stock Beneficially Owned		Stock Beneficially Owned (1)
Jeffrey J. Michael	2,934,408	(2)	31.2%
10901 Red Circle Drive, Suite 370 Minnentonka, MN 55343

Corstar Holdings, Inc.	2,890,000		30.7%
10901 Red Circle Drive, Suite 370 Minnentonka, MN 55343

V. Gordon Clemons	1,162,295	(3)	12.4%
2010 Main Street, Suite 600 Irvine, CA 92614

FMR Corporation	1,002,295	(4)	10.6%
82 Devonshire Street Boston, MA 02109

Wellington Management Company, LLP 75 State Street	737,696	(5)	7.8%
Boston, MA 02109

Eaton Vance Corp. 255 State Street	521,609	(6)	5.5%
Boston, MA 02109

Kestrel Investment Management Corporation Abbott J. Keller, David J. Steirman	509,240	(7)	5.4%
411 Borel Avenue, Suite 403 San Mateo, CA 94402 Steven J. Hamerslag	72,750	(8)	*

R. Judd Jessup	69,750	(9)	*

Richard J. Schweppe	30,313	(10)	*

Alan R. Hoops	14,625	(11)	*

Scott R. McCloud	8,042	(12)	*

All current executive officers and directors as a group (7 individuals)	4,326,317	(13)	45.4%

*Less than 1%
(1) Applicable percentage ownership is based on 9,416,889 shares of Common Stock outstanding as of May 31, 2006, which excludes a total of shares repurchased by the Company in accordance with the Stock Repurchase Program and held by the Company in its treasury. Any securities not outstanding but which are subject to options exercisable within 60 days of May 31, 2006, are deemed outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by any person holding such options but are not deemed outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

(2) Includes 2,890,000 shares owned by Corstar, 44,408 shares owned directly by Mr. Michael, a director of Corstar and the Company, and 33,750 shares subject to options held by Mr. Michael that are exercisable within 60 days of May 31, 2006. Mr. Michael is the President, Chief Executive Officer and a director of Corstar. In addition, Mr. Michael is the trustee of the Michael Family Grantor Trust (formerly Michael Acquisition Corporation Trust), which is the sole shareholder of Corstar. Based on the foregoing, Mr. Michael may be deemed to have beneficial ownership of the shares of Common Stock of the Company held by Corstar. Mr. Michael disclaims such beneficial ownership except to the extent of any indirect pecuniary interest therein.
(3) Includes 1,162,679 shares owned by Mr. Clemons directly.
(4) According to the Schedule 13G of Fidelity Management & Research Company (“Fidelity”) dated February 14, 2006,, Fidelity is a wholly-owned subsidiary of FMR Corp. Edward C. Johnson, FMR Corp., through its control of Fidelity, and the funds each have sole power to dispose the shares, while power to vote the shares resides in the Fund’s Board of Trustees.
(5) According to Schedule 13G of Wellington Management Company (“Wellington”) dated February 14, 2006, Wellington shares investment power, along with its clients, with respect to the shares.
(6) According to Schedule 13G of Eaton Vance Corp. (“Eaton”) dated February 14, 2006, Eaton has sole investment power with respect to the shares.
(7) According to the Schedule 13G of Kestrel Investment Management Corporation (“Kestrel”) dated February 13, 2006, Abbott J. Keller and David J. Steirman are the sole shareholders of Kestrel, with sole investment power with respect to the shares.
(8) Includes 43,500 shares owned directly by Mr. Hamerslag and 29,250 shares subject to options that are exercisable within 60 days of May 31, 2006.
(9) Includes 38,400 shares owned directly by Mr. Jessup and 31,350 shares subject to options that are exercisable within 60 days of May 31, 2006.
(10) Includes 22,791 shares owned directly by Mr. Schweppe and 7,522 shares subject to options that are exercisable within 60 days of May 31, 2006.
(11) Consists of 14,625 shares subject to options held by Mr. Hoops that are exercisable within 60 days of May 31, 2006.
(12) Includes 1,839 shares owned directly by Mr. McCloud, 162 shared owned by Mr. McCloud’s spouse and 6,043 shares subject to options exercisable within 60 days of May 31, 2006.
(13) Includes the information set forth in notes 2, 4, 8, 9, 10, 11, and 12 above.
Equity Compensation Plan Information
The following table provides information as of March 31, 2006, with respect to the shares of Common Stock of the Company that may be issued under the Company’s existing equity compensation plans. The Company has not assumed any equity compensation plans in connection with any mergers or acquisitions.

	A	B	C
			Number of Securities Remaining
			Available for Future Issuance
	Number of Securities to be	Weighted Average	Under Equity Compensation
	Issued Upon Exercise of	Exercise Price of	Plans (Excluding Securities
Plan Category	Outstanding Options	Outstanding Options	Reflected in Column A)
Equity Compensation Plans	846,482 (2)	$25.92	794,005 (3)
Approved by Shareholders (1)

Equity Compensation Plans Not	0	$0	0
Approved by Shareholders

Total	846,482	$25.92	794,005

(1) Consists solely of the 1988 Executive Stock Option Plan and the 1991 Employee Stock Purchase Plan.
(2) Excludes purchase rights accruing under the Company’s 1991 Employee Stock Purchase Plan which has a stockholder approved reserve of 950,000 shares. Under the Purchase Plan, each eligible employee may purchase up to 1,500 shares of Common Stock of the Company at semi-annual intervals on the last business day of March and September each year at a purchase price per share equal to 85% of the lower of (i) the fair market value of a share of Common Stock of the Company on the date on which the purchase right is granted or (ii) the fair market value of a share of Common Stock of the Company on the date the purchase right is exercised.
(3) Includes shares available for future issuance under the 1991 Employee Stock Purchase Plan. As of March 31, 2006, an aggregate of 199,169 shares of Common Stock of the Company were available for issuance under the 1991 Employee Stock Purchase Plan.
Share issuances under the 1988 Executive Stock Option Plan will not reduce or otherwise affect the number of shares of Common Stock of the Company available for issuance under the 1991 Employee Stock Purchase Plan, and share issuances under 1991 Employee Stock Purchase Plan will not reduce or otherwise affect the number of shares of Common Stock of the Company available for issuance under the 1988 Executive Stock Option Plan.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY
The following table set forth certain information regarding the directors and executive officers of the Company as of May 31, 2006:

Name	Age	Position
V. Gordon Clemons	62	Chairman of the Board and Chief Executive Officer
Daniel J. Starck	39	President and Chief Operating Officer
Scott McCloud	39	Chief Financial Officer
Steven J. Hamerslag	49	Director
Alan R. Hoops	58	Director
R. Judd Jessup	58	Director
Jeffrey J. Michael	49	Director
The following is a brief description of the capacities in which each of the Company’s executive officers who is not also a director has served during the past five years. The biographies of Messrs. Clemons, Hamerslag, Hoops, Jessup and Michael appear earlier in this Proxy Statement and are incorporated here by reference. See “Proposal One: Election of Directors.”
Mr. Starck joined the Company on May 26, 2006 as President and Chief Operating Officer. Prior to joining the Company, Mr. Starck served as the Executive Vice President, Customer Services since November 2005 for Apria Healthcare Group, Inc., a provider of home healthcare services. From July 2003 to November 2005, Mr. Starck served as Apria’s Executive Vice President, Business Operations. From April 2001 to July 2003, Mr. Starck served as Division Vice President, Operations for Apria’s Pacific Division. From January 1998 to April 2001, Mr. Starck served as Regional Vice President, Operations for Apria’s Northern California Region.
Mr. McCloud has been the Company’s Chief Financial Officer since August 2005. From June 1997 to August 2005, Mr. McCloud was the Controller for the Company. Mr. McCloud joined the Company in June 1995 and served as Assistant Controller until his promotion to Corporate Controller in June 1997.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year 2006, all transactions required to be reported by its officers, directors and greater than 10% beneficial owners were reported in a timely manner.
Compensation Committee Interlocks and Insider Participation
Messrs. Hamerslag, Hoops and Michael served as members of the Compensation Committee during fiscal year 2006. Mr. Michael is the President and Chief Executive Officer of Corstar Holdings, Inc., a beneficial owner of more than 10% of the outstanding Common Stock of the Company. No member of the Compensation Committee was, during fiscal 2006, an employee or officer of the Company or was formerly an officer of the Company.
During fiscal 2006, no current executive officer of the Company served as a member of the board of directors or compensation committee of any other entity that has or had one or more executive officers serving as a member of the Company’s Board or Compensation Committee.

EXECUTIVE COMPENSATION
Summary of Cash and Certain Other Compensation
The following table sets forth the compensation earned by the Company’s Chief Executive Officer and each of the other executive officers, whose total salary and bonus for fiscal year 2006 exceeded $100,000, for the three fiscal years ended March 31, 2006, 2005 and 2004. The listed individuals shall be referred to in this Proxy Statement as the “Named Executive Officers.” No other executive officers who would otherwise have been included in such table on the basis of salary and bonus earned for the 2006 fiscal year has been excluded by reason of termination of employment or change in executive status during fiscal year 2006.
Summary Compensation Table

	Annual Compensation			Long-Term Compensation
Name of Individual	Fiscal			Securities Underlying	All Other
and Principal Position	Year	Salary(1)	Bonus	Options Granted	Compensation(2)
V. Gordon Clemons	2006	$350,000	$—	—	$2,574
Chief Executive Officer	2005	$350,000	$—	—	$546
	2004	$291,938	$—	—	$652

Richard J. Schweppe(3)	2006	$125,050	$33,163	1,850	$210
Director of Finance	2005	$122,254	$14,697	2,000	$393
	2004	$120,000	$21,565	1,750	$435

Scott R McCloud (4)	2006	$114,890	$13,585	5,300	$81
Chief Financial Officer	2005	$95,950	$11,893	1,800	$49
	2004	$92,500	$17,100	1,000	$49

(1)	Includes employee contributions to the Company’s Section 401(k) Plan.

(2)	Represents matching contributions by the Company to the Company’s Section 401(k) Plan and annual premiums paid by the Company for the purchase of group term life insurance in an amount equal to each executive officer’s annual salary as follows:

		Company Contributions to	Company-Paid Life
	Fiscal Year	Section 401(k) Plan	Insurance Premiums
V. Gordon Clemons	2006	$0	$2,574
	2005	$0	$546
	2004	$337	$315

Richard J. Schweppe	2006	$0	$210
	2005	$0	$393
	2004	$284	$151

Scott R. McCloud	2006	$0	$81
	2005	$0	$49
	2004	$329	$49
(3)	Mr. Schweppe resigned as Chief Financial Officer on August 22, 2005.

(4)	Mr. McCloud was appointed Chief Financial Officer on August 22, 2005.

Stock Options and Stock Appreciation Rights
The following table provides information with respect to stock option grants made during fiscal year 2006 to the Named Executive Officers. No options were granted to Mr. Clemons during fiscal year 2006. Except for the limited stock appreciation rights described in footnote 1 below the table, no stock appreciation rights were granted during such fiscal year to the Named Executive Officers.
Option Grants in Last Fiscal Year

	Number of		Percent of Total			Potential Realizable
	Securities		Options			Value at Assumed
	Underlying		Granted to	Exercise		Annual Rate of Stock Price
	Options	Grant	Employees in	Price	Expiration	Appreciation for Option Term
Name	Granted (1)	Date	Fiscal Year(2)	($/Share)(3)	Date	5% (4)	10% (4)
Scott McCloud	500	5/05/05	0.36%	$20.25	5/05/10	$2,797	$6,181
	4,000	9/1/05	2.85%	$23.68	09/01/10	$26,169	$57,828
	300	12/07/05	0.21%	$19.74	12/07/10	$1,636	$3,615
	500	2/02/06	0.36%	$17.99	2/02/11	$2,485	$5,492

Richard J. Schweppe	700	5/05/05	0.50%	$20.25	5/05/10	$3,916	$8,654
	600	9/01/05	0.43%	$23.68	9/01/10	$3,925	$8,674
	300	11/22/05	0.21%	$16.50	11/22/10	$1,368	$3,022
	250	2/02/06	0.18%	$23.68	2/02/11	$1,243	$2,746

(1)	Each option will become exercisable for 25% of the option shares one year from the grant date and thereafter the remaining shares become exercisable in 36 equal monthly installments. To the extent not already exercisable, the options become exercisable upon (a) a sale of assets, (b) a merger in which the Company does not survive or (c) a reverse merger in which the Company survives but ownership of 50% or more of the voting power of the Company’s stock is transferred, unless the option is assumed or replaced with a comparable option by the successor corporation. The options are also subject to “limited stock appreciation rights” pursuant to which the options, to the extent exercisable at the time a hostile tender offer occurs, will automatically be canceled in return for a cash payment equal to the tender-offer price minus the exercise price multiplied by the number of shares for which the option was exercisable. Each option has a maximum term of five years subject to earlier termination in the event of the optionee’s cessation of employment with the Company.

(2)	The Company granted options to employees to purchase a total of 140,200 shares of Common Stock during fiscal year 2006.

(3)	The exercise price is equal to the fair market value of the Common Stock on the grant date and may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. For employees who are not executive officers or directors, the Company also may finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the Federal and state income tax liability incurred by the optionee in connection with such exercise.

(4)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules and regulations of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of the future trading prices of the Company’s common stock. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the ten-year option term. These amounts represent assumed rates of appreciation in the value of the Company’s common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on numerous factors, including the Company’s future performance, the future performance of the Company’s common stock, overall business and stock market conditions, and the option holder’s continued employment with the Company throughout the entire vesting period and option term, which factors are not reflected in this table. The values reflected in this table may not necessarily be achieved. Potential realizable values are net of exercise price, but before the payment of taxes associated with exercise.
Stock Option Exercises and Holdings
The following table provides information with respect to the Named Executive Officer concerning the exercise of options during the 2006 fiscal year and unexercised options held as of the end of such fiscal year. No stock appreciation rights were exercised during the 2006 fiscal year and except for the limited stock appreciation rights described in footnote 1 to the table above, no stock appreciation rights were held by any Named Executive Officer at the end of such fiscal year.

Aggregated Option Exercises In Last Fiscal Year
And Fiscal Year-End Option Values

			Number of Securities Underlying
			Unexercised Options at Fiscal		Net Value of Unexercised In-the-Money
	No. of Shares		Year-End 2006		Options at Fiscal Year-End(1)
	acquired on	Value
Name	exercise	Realized(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
V. Gordon Clemons	—	—	30,000	0	0	0

Scott McCloud	375	1,469	6,283	7,117	$493	$4,911

Richard Schweppe	5,550	$29,697	7,599	4,126	$220	$4,563

(1)	The value of unexercised in-the-money options has been calculated based on multiplying the number of shares underlying the options by the difference between the exercise price per share payable upon exercise of the options and $22.02, the closing sales price of the Company’s common stock on the last trading day of the 2006 fiscal year.

(2)	The value realized upon option exercise has been calculated based on multiplying the number of shares acquired on exercise of each respective option by the difference between the respective exercise price per share paid upon exercise and the closing sales price of the Company’s common stock on the respective dates of exercise.
Employment Agreements, Termination of Employment and Change in Control Arrangements
On January 26, 1988, the Company and North Star entered into an employment agreement with Mr. Clemons. The agreement became effective on February 15, 1988 and has an indefinite term. The agreement initially provided Mr. Clemons with an annual salary of $250,000, payable in semi-monthly installments. Mr. Clemons may terminate the agreement at any time on four months notice and the Company may terminate the agreement at any time with or without cause. If Mr. Clemons is terminated without cause, the Company is required to pay Mr. Clemons his salary for one year after such termination, less any other employment compensation received by Mr. Clemons during such one year period. The Compensation Committee approved an increase in Mr. Clemons’ annual salary to $350,000, effective January 1, 2002.
The Company entered into an employment agreement effective May 26, 2006 with Dan Starck in connection with Mr. Starck’s appointment as President and Chief Operating Officer of the Company. Pursuant to the terms of this employment agreement, Mr. Starck will receive an initial annual base salary of $330,000, subject to periodic review and adjustment. For the remainder of calendar year 2006, Mr. Starck will be eligible to receive, in the Company’s sole discretion, a guaranteed bonus of $75,000, provided that he completes at least six months of employment with the Company before the end of calendar year 2006, and he will be eligible to receive, in the Company’s sole discretion, an additional bonus of up to $75,000 based upon certain performance criteria to be determined by the Company’s Board of Directors. For calendar year 2007 and each calendar year thereafter during the term of the employment agreement, Mr. Starck will be eligible to receive, in the Company’s sole discretion, a discretionary annual bonus of up to 70% of his annual base salary upon meeting certain expectations, or up to 100% of his annual base salary for exceeding such expectations. The bonus amount will be based on the following factors: (1) the financial performance of the Company as determined and measured by the Company’s Board of Directors and Chief Executive Officer; and (2) Mr. Starck’s achievement of management targets and goals as set by the Company.
The employment agreement with Mr. Starck continues until terminated upon written notice by either party at any time for any reason. Pursuant to the terms of the employment agreement, if (i) the Company terminates Mr. Starck’s employment other than for “cause” (as such term is defined in the employment agreement), because of his death, or as a result of disability or (ii) Mr. Starck terminates his employment within 60 days following a reduction in his annual base salary to an annual amount less than $297,000, Mr. Starck will be entitled to continued payment of his then current annual base salary for (a) a minimum of twenty-six weeks and (b) an additional week for each calendar quarter of service provided to the Company during the term of the employment agreement, provided that the total of such payments shall not exceed the annual base salary for one year and in any event shall cease at such time as Mr. Starck is gainfully employed elsewhere, and provided further that such payments shall be conditioned on Mr. Starck signing a general release of all known and unknown claims against the Company. Mr. Starck also will be entitled to certain “gross-up” payments not to exceed $500,000 to offset any applicable excise taxes imposed pursuant to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.
In connection with his employment, Mr. Starck also was granted options to purchase an aggregate of 100,000 shares of the Company’s Common Stock under and pursuant to the terms of its Option Plan and its option agreements. One option to purchase 50,000 shares of Common Stock will vest 25% on the first anniversary of the grant date, and the remaining 75% of the shares subject to the option will vest in 36 successive equal monthly installments upon completion of each month of service by Mr. Starck after the first anniversary of the grant date. The other option to purchase 50,000 shares of Common Stock will vest based on the achievement of certain performance criteria, approved by the Company’s Board of Directors and Compensation Committee, relating to earnings growth. Pursuant to the terms of the option agreements, in the event that Mr. Starck is terminated at any time after a corporate change in control transaction, the vesting of his options will accelerate and become fully vested.
The Company does not have any existing employment agreements with any other Named Executive Officer.
In the event of a corporate change in control transaction, each outstanding option granted under the Discretionary Option Grant Program of the Option Plan will automatically become exercisable as to all of the option shares immediately prior to the effective date of the corporate change in control transaction. However, no acceleration will occur if and to the extent: (a) such option is either to be assumed by the successor corporation or parent thereof or replaced by a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (b) such option is to be replaced with a cash incentive program of the successor corporation designed to preserve the option spread existing at the time of the corporate change in control transaction and incorporating the same vesting schedule applicable to the option or (c) acceleration of such option is subject to other applicable limitations imposed by the Compensation Committee at the time of grant.
The Compensation Committee, as the administrator of the Option Plan, has the authority to provide for accelerated vesting of the shares of Common Stock subject to any outstanding options held by any of the Named Executive Officers in connection with certain changes in control of the Company or the subsequent termination of the officer’s employment following a change in control.

AUDIT COMMITTEE REPORT*
The Audit Committee carries out its responsibilities pursuant to its written charter, and the members of the fiscal year 2006 Audit Committee have prepared and submitted this Audit Committee report. Each Audit Committee member is considered independent because each member satisfies the independence requirements for board members prescribed by the applicable rules of Nasdaq and Rule 10A-3 of the Securities Exchange Act of 1934, as amended.
Among other things, the Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed the Company’s audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.
The Audit Committee also reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with audit committees by Statement on Auditing Standards No. 61, Communication With Audit Committees, as amended. In addition, the audit committee discussed with the independent auditors their independence from management and the Company; such discussions included matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees. Throughout the year and prior to the performance of any such services the Audit Committee also considered the compatibility of potential non-audit services with the auditors’ independence.
The Audit Committee discussed with the Company’s independent auditors their overall approach, scope and plans for the audit. At the conclusion of the audit, the Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2006 for filing with the Securities and Exchange Commission.
The Audit Committee has also recommended the selection of Grant Thornton LLP as independent auditors for the year ending March 31, 2007.

AUDIT COMMITTEE

Steven J. Hamerslag
R. Judd Jessup
Alan R. Hoops

*	The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act.

COMPENSATION COMMITTEE REPORT*
The Compensation Committee administers the Company’s executive compensation programs, including the Option Plan. After the Compensation Committee determines the salaries of all elected officers, including those of the Named Executive Officers, the full Board reviews those determinations.
General Compensation Goals
The design and implementation of all executive compensation arrangements are based on certain goals derived from Company values, business strategy and management requirements. These goals may be summarized as follows:
•	Pay competitive salaries to attract, retain and motivate a highly competent executive team essential to the long-term success of the Company;

•	Tie an individual’s total compensation to individual and profit center performance and the financial success of the Company;

•	Reward executives for long-term corporate success by facilitating their ability to acquire an ownership interest in the Company; and

•	Align the financial interests of the executives and the stockholders.
Factors
Several of the more important factors, which were considered in establishing the components of each executive officer’s compensation package for the 2006 fiscal year are summarized below. Additional factors were also taken into account, and the Compensation Committee may in its discretion apply entirely different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years. All compensation decisions will be designed to further the general compensation goals indicated above.
Base Salaries
Base salaries are targeted to be moderate yet competitive in relation to salaries commanded by those in similar positions with other companies in the same industry. The base salary for each executive officer is reviewed annually and is set on the basis of personal performance, the relative importance of the functions the officer performs, the scope of the officer’s ongoing responsibilities, the salary levels in effect for comparable positions with the Company’s principal competitors, and internal equity considerations. The weight given to each of these factors varies from individual to individual.
Annual Incentive Awards
Although the Company has a March 31 fiscal year end, it has calendar year budgets and annual incentive plans which are based on the calendar year. Incentive awards to the Chief Executive Officer and the other Named Executive Officers are shown in the “Bonus” column of the Summary Compensation Table, which follows this report. Annual bonuses are designed to reward personal contributions to the success of the Company and are earned under a structured formula that considers the following factors:
Company Profit Center Financial Performance
Each profit center of the Company submits a proposed annual operating budget including annual profit goals for review of and approval by the Chief Executive Officer of the Company in conjunction with ratification by the Compensation Committee. At the end of the calendar year, the Compensation Committee evaluates actual financial performance against these targets and actual revenue growth. The resulting performance evaluation dictates whether an increase or decrease in an executive’s “normal” incentive compensation award is granted. For executive officers with operations responsibilities, the annual incentive award can range from zero to 70% of base salary depending upon performance as compared to budget. For executive officers with corporate staff responsibilities, such awards are based upon departmental objectives.
Individual Performance
Each executive has some portion of his or her annual bonus measured against individual management by objective goals (“MBOs”) established for that person. The maximum amount that any executive may earn based on the MBO element is variable, with full achievement of MBOs resulting in a minimum 75% payout and increasing up to 100% payout for achievement exceeding established MBOs. For executive officers with operations responsibilities, this element comprises a lesser percentage of the annual incentive award for the individual and for executive officers with corporate staff responsibilities, it comprises a greater percentage of the annual incentive award.

*	The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act.

Discretionary Awards
The Compensation Committee also has the discretion under extraordinary circumstances to award bonuses based on a percentage of base salary.
Stock Options
Stock option grants accomplish the third and fourth compensation objectives: to motivate executive officers to manage the business, to improve long-term Company performance and to align the interests of executive officers and stockholders. Customarily, option grants are made with exercise prices equal to the fair market value of the shares on the grant date and will be of no value unless the market price of the Company’s outstanding shares appreciates, thereby aligning a substantial part of the executive officer’s compensation package with the return realized by the stockholders. The option generally vests over a period of four years, contingent upon the executive officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the officer remains employed by the Company and the market price of the underlying shares appreciates over the option term. The size of the option grant is designed to create a meaningful opportunity for stock ownership and is based upon the individual’s current position with the Company, internal comparability with option grants made to other Company executives and the individual’s potential for future responsibility and promotion over the option term. The Committee has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual’s position with the Company and the officer’s existing holdings of unvested options. However, the Compensation Committee does not adhere strictly to these guidelines and will occasionally vary the size of the option grant made to each executive officer as circumstances warrant.
Compensation of the Chief Executive Officer
The annual base salary for the Company’s Chief Executive Officer, Mr. Clemons, was established on January 26, 1988, when the Company and North Star entered into an employment agreement with Mr. Clemons. The agreement became effective on February 15, 1988 and has an indefinite term. The agreement provides Mr. Clemons with an annual salary of $250,000, payable in semi-monthly installments. Mr. Clemons may terminate the agreement at any time on four months notice and the Company may terminate the agreement at any time with or without cause. If Mr. Clemons is terminated without cause, the Company is required to pay Mr. Clemons his then-current salary for one year after such termination, less any other employment compensation received by Mr. Clemons during such one-year period. The Compensation Committee, exclusive of Mr. Clemons, approved an increase in Mr. Clemons’ annual salary to $350,000, effective January 1, 2002. The Company’s financial performance had been consistently strong and Mr. Clemons’ salary had not been increased in eleven years.
Compliance with Internal Revenue Code Section 162(m)
Code Section 162(m) generally disallows a tax deduction to publicly-held corporations for compensation paid to certain of the corporation’s executive officers to the extent that compensation exceeds $1.0 million for any such officer in any one year. The limitation applies only to compensation, which is not considered to be performance-based. The Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of options with exercise prices equal to the fair market value of the Common Stock on the grant date that is granted by a committee comprised solely of “outside directors” will qualify as performance-based compensation which will not be subject to the $1.0 million limitation. The non-performance based compensation to be paid to the Company’s executive officers for fiscal 2004 did not exceed the $1.0 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company’s executive officers for fiscal 2005 will exceed that limit. Because it is very unlikely that the cash compensation payable to any of the Company’s executive officers in the foreseeable future will approach the $1.0 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company’s executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1.0 million level.

COMPENSATION COMMITTEE

Steven J. Hamerslag
Alan R. Hoops
Jeffrey J. Michael

STOCK PERFORMANCE GRAPH*
The graph depicted below shows a comparison of cumulative total stockholder returns for the Company, the Nasdaq and the Nasdaq Health Services Index over a five year period beginning on March 31, 2001. The data depicted on the graph are as set forth in the chart below the graph. The graph assumes that $100 was invested in the Company’s Common Stock on March 31, 2001, and in each index, and that all dividends were reinvested. No cash dividends have been paid or declared on the Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

	March 31,	March 31,	March 31,	March 31,	March 31,	March 31,
	2001	2002	2003	2004	2005	2006
CorVel Corporation	100.00	136.06	172.19	188.00	208.89	123.02

Nasdaq	100.00	40.03	40.34	29.61	43.71	44.00

Nasdaq Health Services Index	100.00	121.17	148.98	122.04	209.07	258.18

*	The material in this graph is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act.

CERTAIN TRANSACTIONS
Mr. Clemons has an adult son, V. Gordon Clemons, Jr., who is currently employed by the Company as its Vice President of Business Development. V. Gordon Clemons, Jr. became an employee of the Company in 2001 as a Product Manager, served as Director of Business Development from June 2002 to March 2006, and was promoted to Vice President of Business Development in March 2006. V. Gordon Clemons, Jr. has received a salary of $64,999, $77,249, $100,417, $106,876 and $120,681 for fiscal years 2002, 2003, 2004, 2005, and 2006, respectively. V. Gordon Clemons, Jr. also received a bonus of $10,725, $20,580, $23,410, and $23,603 for fiscal years 2003, 2004, 2005, and 2006, respectively. V. Gordon Clemons, Jr. also received option grants for 3,325 shares, 3,400 shares, 2,400 shares, 2,400 shares, and 2,750 shares for fiscal years 2002, 2003, 2004, 2005, and 2006 respectively. V. Gordon Clemons, Jr. received other compensation of annual premiums and matching 401(k) contributions in the aggregate amounts of $127.40, $250.60, $34.56, $68.16, and $73.74 for fiscal years 2002, 2003, 2004, 2005, and 2006, respectively, paid by the Company for the purchase of group term life insurance in an amount equal to his annual salary and as matching contributions by the Company to the Company’s Section 401(k) Plan.
Since the beginning of fiscal year 2006, other than as disclosed above, there was not any transaction or series of similar transactions to which the Company was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of any class of the Company’s voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
ANNUAL REPORT ON FORM 10-K AND STOCKHOLDER PROPOSALS
FOR THE 2007 ANNUAL MEETING
A copy of the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2006, has been mailed to stockholders concurrently with this Proxy Statement. The Annual Report sent to stockholders is not incorporated into this Proxy Statement, is not considered “soliciting material,” is not deemed filed with the SEC and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the SEC and the Company’s Bylaws. Stockholder proposals that are intended to be presented by such stockholders at the Company’s 2007 annual meeting and that such stockholders desire to have included in the Company’s proxy materials relating to the 2007 annual meeting must be received by the Company no later than March 3, 2007, which is 120 calendar days prior to the anniversary of the mailing date for this year’s proxy materials. All stockholder proposals must be in compliance with applicable laws and regulations.
Stockholders are also advised to review the Company’s Bylaws which contain additional advance notice requirements with respect to stockholder proposals. Under the Company’s current Bylaws, if a stockholder wishes to present a proposal at the Company’s 2007 annual meeting and the proposal is not intended to be included in the Company’s proxy statement relating to the 2007 annual meeting, the stockholder must give notice of the proposal to the Company no less than 30 days and no more than 60 days prior to the 2007 annual meeting. However, in the event that less than 40 days notice of the date of the meeting is given, stockholder proposals intended for presentation at the 2007 annual meeting must be received by the Company no later than the tenth day following the date on which notice of the date of the meeting was mailed or publicly disclosed by the Company. If Proposal Two is approved by stockholders, the deadline will change to be not later than 90 days prior to the anniversary date of the immediately preceding annual meeting. If a stockholder gives notice of such proposal after this deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting. All stockholder proposals must be in the form required by the Company’s Bylaws. If a stockholder gives notice of a proposal after the 30th day prior to the 2007 annual meeting (or, if Proposal Two is approved by stockholders, after the 45th calendar day prior to the anniversary of the mailing date for this year’s proxy materials), the Company’s proxy holders will be allowed to use their discretionary voting authority to vote the shares they represent as the Board may recommend, which may include a vote against the stockholder proposal when and if the proposal is raised at the Company’s 2007 annual meeting. The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor of the 2006 Annual Meeting. The enclosed Proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the 2006 Annual Meeting.
COSTS OF SOLICITATION
Proxies will be solicited by mail and by telephone, facsimile, electronic or any other means, by regular employees of the Company without additional remuneration. The Company will request banks, brokerage houses and other institutions to forward the soliciting material to persons for whom they hold shares and to obtain authorization for the execution of proxies. The Company will reimburse banks, brokerage houses and other institutions for their reasonable expenses in forwarding the Company’s proxy materials to beneficial owners of the Common Stock of the Company. All costs associated with the solicitation of proxies, including the preparation, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to the stockholders, will be borne by the Company. The Company may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $15,000 plus expenses. If so, the Company will pay the proxy solicitor reasonable and customary fees. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

By Order of the Board of Directors
/s/ RICHARD J. SCHWEPPE
Richard J. Schweppe
Secretary

June 30, 2006
Irvine, California

Appendix A
AMENDED AND RESTATED
BYLAWS
OF
CORVEL CORPORATION
ARTICLE I
OFFICES
     Section 1. Registered Office. The registered office shall be in the City of Dover, County of Kent, State of Delaware.
     Section 2. Other Offices. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may on an annual basis determine or the business of the corporation may require.
     Section 3. Books and Records. The books and records of the corporation may be kept at the corporation’s headquarters in Irvine, California or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.
ARTICLE II
MEETINGS OF STOCKHOLDERS
     Section 1. Annual Meeting. An annual meeting of the stockholders for the election of directors shall be held at such place either within or without the State of Delaware as shall be designated on an annual basis by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.
     Section 2. Notice of Annual Meeting. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.
     Section 3. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, or cause a third party to prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.
     Section 4. Special Meetings. Special meetings of the stockholders of this corporation, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, shall be called by the Chairman of the Board, Chief Executive Officer or Secretary at the request in writing of the Chairman of the Board, Chief Executive Officer or a majority of the members of the Board of Directors, and may not be called absent such a request. Such request shall state the purpose or purposes of the proposed meeting.
     Section 5. Notice of Special Meetings. As soon as reasonably practicable after receipt of a request as provided in Section 4 of this Article II, written notice of a special meeting, stating the place, date (which shall be not less than ten (10) nor more than sixty (60) days from the date of the notice) and hour of the special meeting and the purpose or purposes for which the special meeting is called, shall be given to each stockholder entitled to vote at such special meeting.
     Section 6. Scope of Business at Special Meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice given pursuant to Section 5 of this Article II.
     Section 7. Quorum and Adjourned Meetings. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chairman of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting as provided in Section 5 of this Article II.
     Section 8. Qualifications to Vote. The stockholders of record on the books of the corporation at the close of business on the record date as determined by the Board of Directors and only such stockholders shall be entitled to vote at any meeting of stockholders or any adjournment thereof.
     Section 9. Record Date. The Board of Directors may fix a record date for the determination of the stockholders entitled to notice of or to vote at any stockholders’ meeting and at any adjournment thereof, and to fix a record date for any other purpose. The record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the

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day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
     Section 10. Action at Meetings. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the corporation’s bylaws or certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.
     Section 11. Voting and Proxies. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless it is coupled with an interest sufficient in law to support an irrevocable power.
     Section 12. Nominations for Board of Directors. Nominations for election to the Board of Directors must be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors of the corporation, must be preceded by notification in writing in fact received by the Secretary of the corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting, or (ii) with respect to the election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Such notification shall be addressed to the Chair of the Nomination and Governance Committee of the Board of Directors care of the Secretary of the corporation and include the following information as to each proposed nominee and as to each person, acting alone or in conjunction with one or more other persons as a partnership, limited partnership, syndicate or other group, who participates or is expected to participate in making such nomination or in organizing, directing or financing such nomination or solicitation of proxies to vote for the nominee:
                    (a) the name and address of the nominee;
                    (b) the name and address of the stockholder making the nomination;
                    (c) a representation that the nominating stockholder is a stockholder of record of the corporation’s stock entitled to vote at the next annual meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice;

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                    (d) the nominee’s qualifications for membership on the Board of Directors;
                    (e) all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director pursuant to the rules and regulations of the United States Securities and Exchange Commission;
                    (f) a description of all direct or indirect arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder;
                    (g) all other companies to which the nominee is being recommended as a nominee for director; and
                    (h) a signed consent of the nominee to cooperate with reasonable background checks and personal interviews, and to serve as a director of the corporation, if elected.
     The presiding officer of the meeting shall have the authority to determine and declare to the meeting that a nomination not preceded by notification made in accordance with the foregoing procedure shall be disregarded.
     Section 13. Stockholder Proposals for Meetings. At any meeting of the stockholders, only such business shall be conducted as shall be properly brought before the meeting. Except with respect to nominations for the election of directors, which shall be governed by Section 12 of this Article II, in order for business to be properly brought before a meeting, the business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before a meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal place of business of the corporation not later than (i) with respect to business brought before an annual meeting of stockholders, ninety (90) days prior to the anniversary date of the immediately preceding annual meeting, or (ii) with respect to business brought before a special meeting of stockholders, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. A stockholder’s written notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address as they appear on the corporation’s books of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by such stockholder, (d) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring such matter before the meeting, (e) such other information regarding the business proposed by such stockholder as would be required to be included in a proxy statement pursuant to the rules and regulations of the

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United States Securities and Exchange Commission, and (f) any material interest of such stockholder in such business. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at a meeting unless properly brought before such meeting in accordance with the procedures set forth in this Section 13 of Article II. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 13 of Article II and if it shall be so determined, the chairman of the meeting shall so declare this to the meeting and such business not properly brought before the meeting shall not be transacted.
     Section 14. Conduct of Meetings of Stockholders. The Chairman of the Board of Directors, or if there shall be none or in his or her absence, the highest ranking officer of the corporation, among a group consisting of the Chief Executive Officer, President and the Vice-Presidents, who is present at the meeting, or in all of their absences an individual designated by the Board of Directors, shall call to order and act as the Chair of any meeting of the stockholders of the corporation. The Secretary of the corporation shall serve as the secretary of the meeting or, if there shall be none or in his or her absence, the secretary of the meeting shall be such person as the Chair of the meeting appoints. The Board of Directors may, to the extent not prohibited by law, adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the Chair of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to take or refrain from taking such actions as, in the judgment of the Chair of the meeting, are appropriate for the conduct of the meeting. To the extent not prohibited by applicable law, such rules, regulations and procedures, whether adopted by the Board of Directors or prescribed by the Chair of the meeting, may include, without limitation, establishment of (i) an agenda or order of business for the meeting, (ii) the method by which business may be proposed and procedures for determining whether business has been properly (or not properly) introduced before the meeting, (iii) procedures for casting and the form of ballots to be used by stockholders in attendance at the meeting and the procedures to be followed for counting stockholder votes, (iv) rules, regulations and procedures for maintaining order at the meeting and the safety of those present, (v) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized proxies or such other persons as the Chair of the meeting shall determine, (vi) restrictions on entry to the meeting after the time fixed for commencement thereof and (vii) limitations on the time allotted to questions or comments by participants. Unless and to the extent otherwise determined by the Board of Directors or the Chair of the meeting, it shall not be necessary to follow Roberts’ Rules of Order or any other rules of parliamentary procedure at the meeting of stockholders. Following completion of the business of the meeting as determined by the Chair of the meeting, the Chair of the meeting shall have the exclusive authority to adjourn the meeting.
     Section 15. Inspectors of Elections. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting

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shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the General Corporation Law of the State of Delaware.
ARTICLE III
DIRECTORS
     Section 1. Powers. The business of the corporation shall be managed by or under the direction of its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certification of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.
     Section 2. Number; Election; Tenure and Qualification. The number of directors which shall constitute the whole Board of Directors shall be seven (7). With the exception of the first Board of Directors, which shall be elected by the incorporator, and except as provided in the corporation’s certificate of incorporation or in Section 3 of this Article III the directors shall be elected at the annual meeting of the stockholders by a plurality vote of the shares represented in person or by proxy and each director elected shall hold office until his successor is elected and qualified unless he shall resign, become disqualified, disabled, or otherwise removed. Directors need not be stockholders.
     Section 3. Vacancies and Newly-Created Directorships. Unless otherwise provided in the certificate of incorporation, vacancies and newly-created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director. The directors so chosen shall serve for the remainder of the term of the vacated directorships being filled and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.
     Section 4. Location of Meetings. The Board of Directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware.
     Section 5. Meeting of Newly Elected Board of Directors. The first meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held at such time, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.
     Section 6. Regular Meetings. Regular meetings of the Board of Directors may be held upon at least seven (7) days prior written notice at such time and at such place as shall from time to time be determined by the Board of Directors; provided that any director who is

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absent when such a determination is made shall be given notice of such location. Notice may be waived in accordance with Section 229 of the Delaware General Corporation Law.
     Section 7. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or Chief Executive Officer on ten (10) days’ notice to each director by mail or seven (7) days’ notice to each director by overnight courier service or facsimile; special meetings shall be called by the Chairman of the Board, Chief Executive Officer or Secretary in a like manner and on like notice on the written request of two (2) directors unless the Board of Directors consists of only one (1) director, in which case special meetings shall be called by the Chairman of the Board, Chief Executive Officer or Secretary in a like manner and on like notice on the written request of the sole director. Notice may be waived in accordance with Section 229 of the Delaware General Corporation Law.
     Section 8. Quorum and Action at Meetings. At all meetings of the Board of Directors a majority of the directors then in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
     Section 9. Action Without a Meeting. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors of committee.
     Section 10. Telephonic Meeting. Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors, or any committee, upon proper notice duly given, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
     Section 11. Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one (1) or more of the directors of the corporation. The Board of Directors may make, alter and repeal a committee’s charter or other rules for the conduct of such committee’s business. A majority of all the members of any such committee may determine its actions, establish its procedures and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power to change the members of any such committee at any time, to fill vacancies and to discharge any such committee, either with or without cause, at any time, unless otherwise provided in such committee’s charter, or other rules for the conduct of its business, adopted by the Board of Directors.

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     Section 12. Committee Authority. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation as is consistent with its charter, if any, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, amending the bylaws of the corporation, or any action requiring unanimous consent of the Board of Directors pursuant to the terms of the certificate of incorporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.
     Section 13. Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.
     Section 14. Directors Compensation. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.
     Section 15. Resignation. Any director of the corporation may resign at any time. Each such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by either the Board of Directors, the Chairman, the Chief Executive Officer or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless expressly so provided in the resignation.
ARTICLE IV
NOTICES
     Section 1. Notice to Directors and Stockholders. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Without limiting the manner by which notice may otherwise be given, notice may be given to any stockholder by a form of electronic transmission that satisfies the requirements of the Delaware General Corporation Law and has been consented to

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by the stockholder to whom notice is given. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the corporation that the notice has been given shall in the absence of fraud, be prima facie evidence of the facts stated therein. Without limiting the manner by which notice may otherwise be given, notice to directors may also be given by telephone, facsimile, telegram or any form of electronic transmission that satisfies the requirements of the Delaware General Corporation Law.
     Section 2. Waiver. Whenever any notice is required to be given under the provisions of the statutes or of the certificate of incorporation or of these bylaws, a waiver thereof in writing, signed by the person or person entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. The written waiver need not specify the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.
ARTICLE V
OFFICERS
     Section 1. Enumeration. The officers of the corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a President, a Secretary, a Treasurer or Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine. The Board of Directors may elect from among its members a Chairman or Chairmen of the Board and a Vice-Chairman of the Board. The Board of Directors may also choose one (1) or more Vice-Presidents, Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person, unless the certificate of incorporation or these bylaws otherwise provide.
     Section 2. Election. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect a Chief Executive Officer, a President, a Secretary, a Treasurer or Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine.
     Section 3. Appointment of Other Agents. The Board of Directors may appoint such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.
     Section 4. Compensation. The salaries of all officers of the corporation shall be fixed by the Board of Directors. The salaries of agents of the corporation shall, unless fixed by the Board of Directors, be fixed by the Chairman of the Board, Chief Executive Officer, President or any Vice-President of the corporation.
     Section 5. Tenure. The officers of the corporation shall hold office until their successors are chosen and qualify, or until their earlier death, resignation or removal. Any

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officer elected or appointed by the Board of Directors may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors of the Board of Directors or, except in the case of any officer elected by the Board of Directors, by any officer upon whom the power of removal may be conferred by the Board of Directors. Such removal from office shall not affect any rights that such removed officer may have under any employment or stockholder agreement. Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.
     Section 6. Resignation. Any officer of the corporation may resign at any time. Each such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time is specified, at the time of its receipt by either the Board of Directors, the Chairman, the Chief Executive Officer or the Secretary. The acceptance of a resignation shall not be necessary to make it effective unless expressly so provided in the resignation.
     Section 7. Chairman of the Board and Vice-Chairman of the Board. The Chairman or Chairmen of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or they shall be present. He or they shall have and may exercise such powers as are from time to time, assigned to him or them by the Board and as may be provided by law. In the absence of the Chairman of the Board, the Vice-Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he shall be present. He shall have and may exercise such powers as are, from time to time, assigned to him by the Board of Directors and as may be provided by law.
     Section 8. Chief Executive Officer. The Chief Executive Officer shall have general supervisory management over the business of the corporation, shall report to the Board of Directors, shall see that all orders and resolutions of the Board of Directors are carried into effect, all subject to the general control of the Board of Directors, and shall have authority to execute such contracts and take such actions required in connection therewith. In the absence of the Chairman of the Board for any reason, including the failure of the Board of Directors to elect the Chairman of the Board, or in the event of the Chairman’s inability or refusal to act, the Chief Executive Officer shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board.
     Section 9. President. The President shall be the Chief Operating Officer of the corporation, shall be responsible for the active management of the business of the corporation, shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer and shall have authority to execute such contracts and take such actions required in connection therewith. The Chairman, Chief Executive Officer, President, Chief Financial Officer or any Vice-President may execute bonds, contracts, mortgages, deeds, leases, checks, demands for money, notes and other instruments to be made or executed for or on behalf of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. In the absence of the Chief Executive Officer for any reason, including the failure of the Board of Directors to elect a Chief Executive Officer, or in the event of the Chief Executive Officer’s inability or refusal to act, the President or any Vice-President designated by the Board of Directors shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer.

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     Section 10. Vice-President. In the absence of the President or in the event of his inability or refusal to act, the Vice-President, if any (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice-President shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.
     Section 11. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision he shall be. He shall have custody of the corporate seal of the corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature.
     Section 12. Assistant Secretary. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.
     Section 13. Treasurer. The Treasurer shall be the Chief Financial Officer of the corporation unless such title is assigned to another person, shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors or Chief Executive Officer, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the corporation. If required by the Board of Directors, the Treasurer shall give the corporation a bond (which shall be renewed every six (6) years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.
     Section 14. Assistant Treasurer. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the

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Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.
ARTICLE VI
CAPITAL STOCK
     Section 1. Certificates. The shares of the corporation shall be represented by certificates, provided that the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by, the Chairman or Vice-Chairman of the Board of Directors, or the President or a Vice-President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation, representing the number of shares registered in certificate form. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be specified. Certificates shall be in such form as the Board of Directors may from time to time prescribe, to the extent consistent with applicable law, provided that the corporation shall not have the power to issue a certificate in bearer form.
     Section 2. Class or Series. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
     Section 3. Signature. Any of or all of the signatures on a certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.
     Section 4. Lost Certificates. The Board of Directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates or uncertificated

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shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate or certificates or uncertificated shares.
     Section 5. Transfer of Stock. The shares of the stock of the corporation shall be transferred on the books of the corporation by the holder thereof in person or by his or her attorney, (i) with regard to certificated shares, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the corporation or its agents may reasonably require, and (ii) with regard to uncertificated shares, upon delivery of an instruction duly executed, and with such proof of the authenticity of the signature as the corporation or its agents may reasonably require. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificates are presented to the corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the corporation to do so.
     Section 6. Record Date. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting nor more than sixty (60) days prior to any of the other foregoing actions. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
     Section 7. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
ARTICLE VII
GENERAL PROVISIONS
     Section 1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock, subject to the provisions of the certificate of

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incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purposes as the Board of Directors shall think conducive to the interest of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.
     Section 2. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.
     Section 3. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.
     Section 4. Seal. The Board of Directors may adopt a corporate seal having inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
     Section 5. Loans. The Board of Directors of this corporation may, without shareholder approval, authorize loans to, or guaranty obligations of, or otherwise assist, including, without limitation, the adoption of employee benefit plans under which loans and guarantees may be made, any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the Board of Directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Notwithstanding the foregoing, the corporation’s ability to make loans to its officers shall be subject to all other limitations and requirements set forth in the Delaware General Corporation Law and the Sarbanes-Oxley Act of 2002, as may be amended from time to time.
ARTICLE VIII
INDEMNIFICATION
     Section 1. Scope. The corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as that Section may be amended and supplemented from time to time, indemnify any director and executive officer of the corporation, against expenses (including attorneys’ fees), judgments, fines, amounts paid in settlement and/or other matters referred to in or covered by that Section, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

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     Section 2. Advancing Expenses. Expenses incurred by a director or executive officer of the corporation in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was a director, officer, employee or agent of the corporation (or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or executive officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized by relevant sections of the General Corporation Law of Delaware; provided, however, the corporation shall not be required to advance such expenses to a director or executive officer (i) who commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) who is a party to an action, suit or proceeding brought by the corporation and approved by a majority of the Board which alleges willful misappropriation of corporate assets by such director or executive officer, disclosure of confidential information in violation of such director’s or executive officer’s fiduciary or contractual obligations to the corporation, or any other willful and deliberate breach in bad faith of such director’s or executive officer’s duty to the corporation or its stockholders.
     Section 3. Liability Offset. The corporation’s obligation to provide indemnification under this Article VIII shall be offset to the extent the indemnified party is indemnified by any other source including, but not limited to, any applicable insurance coverage under a policy maintained by the corporation, the indemnified party or any other person.
     Section 4. Continuing Obligation. The provisions of this Article VIII shall be deemed to be a contract between the corporation and each director of the corporation, who serves in such capacity at any time while this bylaw is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts.
     Section 5. Nonexclusive. The indemnification and advancement of expenses provided for in this Article VIII shall (i) not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement or vote of stockholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding such office, (ii) continue as to a person who has ceased to be a director or executive officer and (iii) inure to the benefit of the heirs, executors and administrators of such a person.
     Section 6. Other Persons. In addition to the indemnification rights of directors and executive officers of the corporation, the Board of Directors in its discretion shall have the power on behalf of the corporation to indemnify any other person made a party to any action, suit or proceeding who the corporation may indemnify under Section 145 of the General Corporate Law of Delaware.
     Section 7. Definitions. The phrases and terms set forth in this Article VIII shall be given the same meaning as the identical terms and phrases are given in Section 145 of the

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General Corporate Law of Delaware, as that Section may be amended and supplemented from time to time.
ARTICLE IX
AMENDMENTS
     Except as otherwise provided in the certificate of incorporation, these bylaws may be altered, amended or repealed or new bylaws may be adopted by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting shares or by the Board of Directors, when such power is conferred upon the Board of Directors by the certificate of incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the Board of Directors by the certificate or incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws as set forth herein.

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